
                                                                    Exhibit 10.1


                           LOAN AND SECURITY AGREEMENT

                                  by and among

                  CD&L, INC., CLAYTON/NATIONAL COURIER SYSTEMS, INC., CLICK
                  MESSENGER SERVICE, INC., K.B.D. SERVICES, INC., OLYMPIC
                  COURIER SYSTEMS, INC., SECURITIES COURIER CORPORATION, and
                  SILVER STAR EXPRESS, INC.

                                       and

                  SUMMIT BUSINESS CAPITAL CORP., doing business as Fleet
                  Capital-Business Finance Division






                           Dated: as of June 27, 2002



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                                TABLE OF CONTENTS
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                                                                                                               Page
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
INTRODUCTION......................................................................................................1

ARTICLE I DEFINITIONS...........................................................................................I-1
         1.1      INCORPORATION OF DEFINITIONS SET FORTH IN THE PREAMBLE OF THIS AGREEMENT......................I-1
         1.2      "ACCOUNTING TERMS"............................................................................I-1
         1.3      "ACCOUNT DEBTOR"..............................................................................I-1
         1.4      "ACCOUNTS" or "ACCOUNTS RECEIVABLE"...........................................................I-1
         1.5      "ADVANCES"....................................................................................I-2
         1.6      "AGREEMENT"...................................................................................I-2
         1.7      "APPLICATION(S)"..............................................................................I-2
         1.8      "AUTHORIZATION TO CHARGE".....................................................................I-2
         1.9      "BLOCKED ACCOUNT".............................................................................I-2
         1.10     "BLOCKED ACCOUNTS"............................................................................I-2
         1.11     "BOOKS AND RECORDS"...........................................................................I-3
         1.12     "BORROWER'S AFFILIATE"........................................................................I-3
         1.13     "BORROWING BASE CERTIFICATE"..................................................................I-4
         1.14     "BUSINESS DAY"................................................................................I-4
         1.15     "CAPTIVE INSURANCE LETTER OF CREDIT"..........................................................I-4
         1.16     CD&L DEFINITIONS..............................................................................I-5
                  (a)      "CD&L CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"................................I-5
         1.17     CLAYTON DEFINITIONS...........................................................................I-5
                  (a)      "CLAYTON CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT".............................I-5
                  (b)      "CLAYTON LOCKBOX"....................................................................I-6
         1.18     CLICK DEFINITIONS.............................................................................I-6
                  (a)      "CLICK CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"...............................I-6
                  (b)      "CLICK LOCKBOX"......................................................................I-7
         1.19     "CERTIFICATION AS TO LIENS"...................................................................I-8
         1.20     "CHATTEL PAPER"...............................................................................I-8
         1.21     "COLLATERAL"..................................................................................I-8
         1.22     "COLLATERAL LOCATIONS"........................................................................I-8
         1.23     "COLLATERAL PROCEEDS".........................................................................I-8
         1.24     "COLLATERAL UPDATE CERTIFICATE"...............................................................I-9
         1.25     "CONTRACT RIGHTS".............................................................................I-9
         1.26     "DEFAULT RATE"................................................................................I-9
         1.27     "ELIGIBLE RECEIVABLES"........................................................................I-9
         1.28     "EQUIPMENT"..................................................................................I-11
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                                       i

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
         1.29     "EVENT OF DEFAULT"...........................................................................I-12
         1.30     "FINANCING DOCUMENTS"........................................................................I-12
         1.31     "GAAP".......................................................................................I-12
         1.32     "GENERAL INTANGIBLES"........................................................................I-12
         1.33     "GOODS"......................................................................................I-13
         1.34     "INSTRUMENT".................................................................................I-14
         1.35     "INVENTORY"..................................................................................I-14
         1.36     KBD DEFINITIONS..............................................................................I-14
                  (a)      "KBD CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"................................I-14
         1.37     "LANDLORD'S CONSENTS"........................................................................I-15
         1.38     "LENDER'S AFFILIATE".........................................................................I-15
         1.39     "LENDING FORMULA"............................................................................I-15
         1.40     "LETTER OF CREDIT OBLIGATIONS"...............................................................I-15
         1.41     "LETTERS OF CREDIT"..........................................................................I-16
         1.42     "LIABILITIES"................................................................................I-16
         1.43     "LIBOR-RELATED DEFINITIONS"..................................................................I-18
                  (a)      "LIBOR".............................................................................I-18
                  (b)      "LIBOR Based Interest Period".......................................................I-18
                  (c)      "LIBOR Based Rate"..................................................................I-18
                  (d)      "LIBOR Option"......................................................................I-18
                  (e)      "LIBOR Reserve Percentage"..........................................................I-18
                  (f)      "London Banking Day"................................................................I-18
                  (g)      "Principal Balance".................................................................I-18
                  (h)      "Roll Over Date"....................................................................I-18
         1.44     "LIENS"......................................................................................I-18
         1.45     "LOAN DOCUMENTS".............................................................................I-18
         1.46     "LOAN VALUE".................................................................................I-19
                  1.47     "LOCKBOX" ..........................................................................I-19
                  1.48     "LOCKBOX" ..........................................................................I-19
                  1.49     "MATERIAL ADVERSE EFFECT" ..........................................................I-19
         1.50     OLYMPIC DEFINITIONS..........................................................................I-20
                  (a)      "OLYMPIC CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"............................I-20
                  (b)      "OLYMPIC LOCKBOX"...................................................................I-20
         1.51     "OTHER LOANS"................................................................................I-20
         1.52     "OUTSTANDING"................................................................................I-21
         1.53     "PRIME RATE".................................................................................I-21
         1.54     "PROCEEDS"...................................................................................I-21
         1.55     "RATE REDUCTION BENCHMARK"...................................................................I-21
         1.56     "RECONCILIATION CERTIFICATE".................................................................I-21
         1.57     "REVOLVING LOAN".............................................................................I-21
         1.58     "REVOLVING LOAN MATURITY DATE"...............................................................I-22

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                                      ii

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

         1.59     "REVOLVING NOTE".............................................................................I-22
         1.60     SECURITIES DEFINITIONS.......................................................................I-22
                  (a)      "SECURITIES CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT".........................I-22
                  (b)      "SECURITIES LOCKBOX"................................................................I-22
         1.61     "SELLERS"....................................................................................I-23
         1.62     "SELLER SUBORDINATED NOTES"..................................................................I-23
         1.63     "SENIOR SUBORDINATED DEBT"...................................................................I-24
         1.64     "SENIOR SUBORDINATED DEBT RESERVE"...........................................................I-24
         1.65     "SENIOR SUBORDINATED LENDERS"................................................................I-24
         1.66     "SENIOR SUBORDINATED LOAN AGREEMENT".........................................................I-24
         1.67     SILVER STAR DEFINITIONS......................................................................I-24
                  (a)      "SILVER STAR CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT"........................I-24
                  (b)      "SILVER STAR LOCKBOX"...............................................................I-26
         1.68     "SUBSIDIARY".................................................................................I-26
         1.69     "UCC"........................................................................................I-26
         1.70     UCC DEFINITIONS..............................................................................I-26

ARTICLE II LOANS...............................................................................................II-1
         2.1      THE REVOLVING LOAN...........................................................................II-1
         2.2      MAXIMUM  BORROWINGS  UNDER  THE  REVOLVING  LOAN.............................................II-3
         2.3      DISBURSEMENTS UNDER THE REVOLVING LOAN.......................................................II-3
         2.4      RIGHT TO RECEIVE REVOLVING LOAN ADVANCES.....................................................II-6
         2.5      REPAYMENT OF REVOLVING LOAN ADVANCES.........................................................II-8
         2.6      PAYMENT OF INTEREST ON THE REVOLVING LOAN...................................................II-12
         2.7      YIELD MAINTENANCE AND INDEMNIFICATION RELATING TO LIBOR BASED INTEREST......................II-20
         2.8      EVIDENCE OF INDEBTEDNESS UNDER THE REVOLVING LOAN...........................................II-22
                  (a)      BORROWERS' Obligation to Repay the REVOLVING LOAN and to Guarantee Evidenced
                           by This Agreement..................................................................II-22
                  (b)      "Master" Revolving Note and Definition of REVOLVING NOTE...........................II-22
                  (c)      BORROWERS' Obligation to Repay/Guarantee Repayment of REVOLVING LOAN Evidenced
                           by Records  of  LENDER.............................................................II-23

                                      iii

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

         2.9      TERM OF THE REVOLVING LOAN AND PREPAYMENT PREMIUMS..........................................II-23
                  (a)      Revolving Loan Maturity Date.......................................................II-23
                  (b)      Termination by LENDER..............................................................II-24
                  (c)      Termination by BORROWERS...........................................................II-24
                  (d)      Termination/Acceleration Charges...................................................II-24
                  (e)      LIBOR indemnification..............................................................II-25
                  (f)      Effect of Termination..............................................................II-26
         2.10     LETTERS OF CREDIT...........................................................................II-27
                  (a)      Issuance...........................................................................II-27
                  (b)      Evidence of Obligation to Pay Amounts Due under the Financing Documents............II-29
                  (c)      Repayment of Amounts Due under the Financing Documents; Mandatory Borrowings to Satisfy Payment Obligations under the Financing Documents.......................II-30
                  (d)      Non-Liability of LENDER............................................................II-31
                  (e)      Indemnification of LENDER..........................................................II-33
                  (f)      Fees for the Letters of Credit.....................................................II-34
                  (g)      Inconsistencies....................................................................II-34
         2.11     LATE CHARGES................................................................................II-34
         2.12     AUTHORIZATION TO CHARGE AMOUNTS DUE UNDER THIS AGREEMENT....................................II-34
         2.13     MANDATORY REPAYMENT OF ALL LIABILITIES......................................................II-35
         2.14     APPLICATION OF PAYMENTS.....................................................................II-35
         2.15     OTHER LOANS.................................................................................II-35
         2.16     BORROWERS' ABSOLUTE GUARANTY OBLIGATIONS....................................................II-36
         2.17     RIGHT TO PROCEED AGAINST THE BORROWERS......................................................II-38
         2.18     DELAY OF RIGHTS.............................................................................II-38
         2.19     FEES........................................................................................II-39
                  (a)      Closing Fee........................................................................II-39
                  (b)      Unused Revolving Loan Facility Fee.................................................II-39
                  (c)      Collateral Management Fee..........................................................II-40
                  (d)      Field Examination Fee..............................................................II-40
                  (e)      Customary Account Fees.............................................................II-41


                                       iv

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

ARTICLE III COLLATERAL........................................................................................III-1
         3.1      CROSS COLLATERALIZATION.....................................................................III-1
         3.2      ACCOUNTS RECEIVABLE.........................................................................III-1
         3.3      BOOKS AND RECORDS...........................................................................III-1
         3.4      CHATTEL PAPER...............................................................................III-1
         3.5      CONTRACT RIGHTS.............................................................................III-1
         3.6      DEPOSIT ACCOUNTS............................................................................III-2
         3.7      EQUIPMENT...................................................................................III-2
         3.8      GENERAL INTANGIBLES.........................................................................III-3
         3.9      GOODS.......................................................................................III-3
         3.10     INSTRUMENTS.................................................................................III-3
         3.11     INVENTORY...................................................................................III-3
         3.12     ALL OTHER BUSINESS ASSETS...................................................................III-3
         3.13     PROCEEDS AND PRODUCTS.......................................................................III-4

ARTICLE IV REPRESENTATIONS...................................................................................  IV-1

ARTICLE V POSITIVE COVENANTS....................................................................................V-1
         5.1      Payment of Liabilities........................................................................V-1
         5.2      Preservation of Existence and Prohibition against Dissolution, Mergers, Acquisitions,
                  Formation of Subsidiaries.....................................................................V-2
         5.3      Preservation of Assets........................................................................V-2
         5.4      Payment of Taxes..............................................................................V-3
         5.5      Cooperation and Further Assurances............................................................V-4
         5.6      Reporting Requirements........................................................................V-4
         5.7      Compliance with Laws.........................................................................V-10
         5.8      Insurance....................................................................................V-10
         5.9      No Disposal of Collateral....................................................................V-12
         5.10     LENDER's Power to Endorse Checks and Drafts..................................................V-14
         5.11     Verification of Accounts Receivable..........................................................V-14
         5.12     Field Examinations...........................................................................V-15
         5.13     Collateral Management Fee....................................................................V-15
         5.14     Warranties relating to Accounts Receivable...................................................V-15
         5.15     Taxes Payable on Accounts Receivable.........................................................V-15
         5.16     Disclosure of Certain Information............................................................V-16
         5.17     Operating Accounts...........................................................................V-16
         5.18     Landlord's Consents..........................................................................V-16
         5.19     Subordination Agreements.....................................................................V-17
         5.20     Minimum Net Annual Earnings Before Extraordinary Items.......................................V-18
         5.21     Minimum Loss for First Fiscal Quarter........................................................V-19
         5.22     No Quarterly Loss except for First Fiscal Quarter............................................V-19
         5.23     Capital Expenditures.........................................................................V-20
         5.24     Fixed Charge Coverage........................................................................V-21
         5.25     Leverage.....................................................................................V-23
         5.26     Rate Reduction Benchmark.....................................................................V-24
         5.27     Solvency.....................................................................................V-25

                                       v

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

ARTICLE VI NEGATIVE COVENANTS..................................................................................VI-1
         6.1      Change in Location...........................................................................VI-1
         6.2      Changes in Business..........................................................................VI-1
         6.3      Liens........................................................................................VI-1
         6.4      Indebtedness.................................................................................VI-2
         6.5      Guaranties...................................................................................VI-2
         6.6      Control of Ownership.........................................................................VI-3
         6.7      Control of Management........................................................................VI-3
         6.8      Compromise of Claims.........................................................................VI-3
         6.9      Bank Accounts................................................................................VI-3
         6.10     Loans and Investments........................................................................VI-3
         6.11     Fiscal Year..................................................................................VI-4
         6.12     Amendment of Corporate Documents.............................................................VI-4
         6.13     Margin Securities............................................................................VI-5
         6.14     Transactions with Each Other.................................................................VI-5

ARTICLE VII EVENTS OF DEFAULT...............................................................................  VII-1

ARTICLE VIII REMEDIES....................................................................................... VIII-1

ARTICLE IX MISCELLANEOUS.......................................................................................IX-1
         9.1      COMMUNICATIONS AND NOTICES...................................................................IX-1
         9.2      LENDER MAY PAY, SATISFY, DISCHARGE OR BOND CERTAIN OF BORROWERS' OBLIGATIONS.................IX-1
         9.3      PLEDGE TO FEDERAL RESERVE....................................................................IX-2
         9.4      ASSIGNMENTS..................................................................................IX-2
         9.5      PARTICIPATIONS...............................................................................IX-3
         9.6      LENDER MAY FURNISH INFORMATION...............................................................IX-3
         9.7      PAYMENTS IN LAWFUL MONEY OF THE UNITED STATES................................................IX-4
         9.8      ANTI-USURY PROVISION.........................................................................IX-4
         9.9      SUCCESSORS AND ASSIGNS.......................................................................IX-4
         9.10     LENDER'S RIGHTS NOT IMPAIRED BY DELAY IN EXERCISING RIGHTS...................................IX-4
         9.11     LENDER'S COSTS AND EXPENSES..................................................................IX-5
         9.12     NO WAIVER OF LENDER'S RIGHT OF SET-OFF.......................................................IX-6
         9.13     GOVERNING LAW................................................................................IX-6
         9.14     FORUM FOR LITIGATION.........................................................................IX-6
         9.15     AGREEMENT MUST BE SIGNED BY LENDER...........................................................IX-7
         9.16     ENTIRE UNDERSTANDING.........................................................................IX-7
         9.17     MODIFICATIONS................................................................................IX-7
         9.18     CONTINUATION OF SECURITY INTERESTS...........................................................IX-7
         9.19     SURVIVAL OF REPRESENTATIONS..................................................................IX-7
         9.20     SEVERABILITY.................................................................................IX-7
         9.21     ACTIONS OF LENDER............................................................................IX-8
         9.22     INCONSISTENCIES..............................................................................IX-8
         9.23     CONFIRMATORY SEARCHES........................................................................IX-8
         9.24     LENDER NOT BORROWERS' AGENT..................................................................IX-8
         9.25     LOST LOAN DOCUMENTS..........................................................................IX-9
         9.26     LENDER'S USE OF NOMINEE......................................................................IX-9
         9.27     JOINT AND SEVERAL LIABILITY..................................................................IX-9
         9.28     COUNTERPARTS.................................................................................IX-9
         9.29     WAIVER OF JURY TRIAL.........................................................................IX-9

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                                      vi

                           LOAN AND SECURITY AGREEMENT

         This LOAN AND SECURITY AGREEMENT made and dated as of June 27, 2002, by and among

         CD&L, INC. (formerly known as Consolidated Delivery & Logistics Inc.), a corporation organized and existing under the laws of the State of Delaware whose registered agent and registered address are The Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19801 and whose principal place of business is located at 80 Wesley Street, Hackensack, Bergen County, New Jersey 07606 (hereinafter "CD&L"), and

         CLAYTON/NATIONAL COURIER SYSTEMS, INC., a corporation organized and existing under the laws of the State of Missouri whose principal place of business is located at 3390 Enterprise Drive, Hayward, California 94545 (hereinafter referred to as "CLAYTON"); and

         CLICK MESSENGER SERVICE, INC., a corporation organized and existing under the laws of the State of New Jersey, whose principal place of business is located at 104 Sunfield Avenue, Edison, Middlesex County, New Jersey 08818 (hereinafter referred to as "CLICK"); and

         K.B.D. SERVICES, INC., a corporation organized and existing under the laws of the State of North Carolina, whose its principal place of business is located at 760 Reedy Creek Road, Cary, North Carolina 27512 (hereinafter "KBD"); and

         OLYMPIC COURIER SYSTEMS, INC., a corporation organized and existing under the laws of the State of New York whose principal place of business is located at 185 Varick Street and 68 King Street, New York, New York 10014 (hereinafter "OLYMPIC"); and

         SECURITIES COURIER CORPORATION, a corporation organized and existing under the laws of the State of New York whose principal place of business is located at 80 Wesley Street, Hackensack, Bergen County, New Jersey 07606 (hereinafter "SECURITIES"); and

         SILVER STAR EXPRESS, INC., a corporation organized and existing under the laws of the State of Florida whose principal place of business is located at 3026 North Commerce Parkway, Miramar, Florida 33166 (hereinafter "SILVER STAR");

         (all of the foregoing being hereinafter collectively referred to as the "BORROWERS" and individually referred to as a "BORROWER")

                                       and

         SUMMIT BUSINESS CAPITAL CORP., doing business as Fleet Capital-Business Finance Division, a corporation organized and existing under the laws of the State of New York with offices at 750 Walnut Avenue, Cranford, New Jersey 07016 (being hereinafter referred to as "LENDER")

                                 WITNESSES THAT:

         (1) WHEREAS, the BORROWERS are desirous of jointly and severally borrowing $15,000,000 from LENDER in the form of revolving loan advances, letters of credit and other financial accommodations (collectively called the "REVOLVING LOAN" in this Agreement and more fully defined in Article I below);

         (1) WHEREAS, the REVOLVING LOAN consists of a revolving loan/letter of credit facility extended by LENDER on a joint and several basis to the BORROWERS; and

         (2) WHEREAS, the BORROWERS seek to execute this Agreement so as to establish a relationship with LENDER setting forth an understanding relating to the conditions under which each BORROWER might obtain the benefits of such financial accommodations from LENDER;

         (3) WHEREAS, LENDER is willing to enter into this Agreement but only if the conditions contained in this Agreement are satisfied;

         (4) WHEREAS, each BORROWER represents that its execution of this Agreement and its performance of the covenants and terms contained herein will inure to its economic benefit and will be in furtherance of its organizational purposes;

           NOW THEREFORE in consideration of the premises and the covenants contained in this Agreement and for other good and valuable consideration, each BORROWER and LENDER do hereby agree as follows:

           IN WITNESS WHEREOF, LENDER and each of the BORROWERS have caused this Loan and Security Agreement to be executed by its respective duly authorized representative on the date and year first above written.


ATTEST:                                    CD&L, INC.
                                           (formerly known as Consolidated
                                           Delivery & Logistics Inc.)

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President


ATTEST:                                    CLAYTON/NATIONAL COURIER SYSTEMS, INC.

                                           BY:  CD&L, Inc., its sole stockholder

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President


ATTEST:                                    CLICK MESSENGER SERVICE, INC.

                                           BY:  CD&L, Inc., its sole stockholder

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President


ATTEST:                                    K.B.D. SERVICES, INC.

                                           BY:  Silver Star Express, Inc., its sole stockholder

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                Russell J. Reardon, Vice President


ATTEST:                                    OLYMPIC COURIER SYSTEMS, INC.

                                           BY:  CD&L, Inc., its sole stockholder

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President



ATTEST:                                    SECURITIES COURIER CORPORATION
                                           BY:  CD&L, Inc., its sole stockholder

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President


ATTEST:                                    SILVER STAR EXPRESS, INC.
                                                BY:    CD&L, Inc., its sole stockholder

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President


                                           SUMMIT BUSINESS CAPITAL CORP.

                                                By:
--------------------------------------
Mark T. Carlesimo, Corporate Secretary                 Russell J. Reardon, Vice President
                                                       Antanas A. Liobis, SeniorVice President

                             EXHIBITS AND SCHEDULES


Exhibit "A":          form of Borrowing Base Certificate  [see Section 1.13]

Exhibit "B":          form of Collateral Update Certificate  [see Section 1.24]

Exhibit "C":          form of Reconciliation Certificate  [see Section 1.56]

Schedule 4.16:        exceptions to and pending audits of tax returns  [see
                        Section 4.16]

Schedule 4.17:        pending litigation  [see Section 4.17]

Schedule 4.22:        schedule of payments due on the Seller Subordinated Notes
                        [see Section 4.22]

Schedule 4.23:        schedule of payments due on the Senior Subordinated Debt
                        [see Section 4.23]

Schedule 6.4:         schedule of existing indebtedness  [see Section 6.4]

                                    ARTICLE I

                                   DEFINITIONS

         1.1 INCORPORATION OF DEFINITIONS SET FORTH IN THE PREAMBLE OF THIS
AGREEMENT: In this Agreement, the terms "CD&L", "CLAYTON", "CLICK", "KBD", "LENDER", "OLYMPIC", "SECURITIES" and "SILVER STAR" shall have the meanings given them in the Preamble and "Whereas" clauses of this Agreement.

         1.2 "ACCOUNTING TERMS": Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, provided, however, that "goodwill" charges shall be considered "extraordinary" notwithstanding contrary treatment under GAAP.

         1.3 "ACCOUNT DEBTOR" means, in addition to the definition of "account debtor" as contained in the UCC, the person or persons obligated to any BORROWER on an Account, or Contract Right, or who are represented by any BORROWER to be so obligated.

         1.4 "ACCOUNTS" or "ACCOUNTS RECEIVABLE" means, in addition to the definition of "account" as contained in the UCC, all of the accounts, Contract Rights of the BORROWERS (including their rights as an unpaid vendor or lienor and their rights of stoppage in transit, replevin and reclamation), instruments, documents, chattel paper, warehouse receipts and general intangibles, whether secured or unsecured, and whether or not specifically assigned to LENDER hereunder, and includes a right to payment which has been earned under a Contract Right and all Inventory returned or reclaimed from Account Debtors.

         1.5 "ADVANCES" is a collective term which means all cash advances and extensions of monetary credit (including those reimbursable expenses of LENDER deemed to be Advances under this Agreement and other amounts which LENDER is authorized by this Agreement to charge against the REVOLVING LOAN) now or at any time hereafter made by LENDER to, on behalf of or for the account of any BORROWER whether under the REVOLVING LOAN, the Letter of Credit Obligations or otherwise.

         1.6 "AGREEMENT" is a collective term which means all of the following:

             (a)  this Loan and Security Agreement; and

             (b) all extensions, modifications (including without limitation modifications increasing the amount of the REVOLVING LOAN), refinancings, renewals, substitutions, replacements and/or redatings hereof.

         1.7 "APPLICATION(S)" shall have the meaning given that term in Section 2.10(b) below.

         1.8 "AUTHORIZATION TO CHARGE" means each BORROWER's authorization permitting LENDER to effect payment as of each due date of accrued monthly interest and other amounts (including principal) due under the REVOLVING LOAN, the Letter of Credit Obligations and this Agreement by increasing the principal balance of the REVOLVING LOAN as though an Advance were taken by the BORROWERS against the REVOLVING LOAN in the amount of any payment effected by LENDER.

         1.9 "BLOCKED ACCOUNT" means any one of the Blocked Accounts.

         1.10 "BLOCKED ACCOUNTS" shall mean the checking/demand deposit accounts (if more than one) which LENDER maintains in its own name at any LENDER's Affiliate (including Fleet National Bank) or one or more other financial institutions of LENDER's choosing and into which are to be deposited (a) all sums from any of the Lockboxes and (b) all Collateral Proceeds and (c) all other sums received by the BORROWERS as payment for services rendered by them to Account Debtors and/or other third parties and/or as payment from any sale, lease, transfer, exchange or other disposition of any of its assets (whether tangible or intangible) and (d) all other Proceeds of the foregoing, including any insurance or condemnation awards.

         1.11 "BOOKS AND RECORDS" means all books and records (including such books and records as are contained in computerized storage media), including, without limitation, all inventory, purchasing, accounting, sales, export, import, manufacturing, banking and shipping records, all customer and supplier lists, files, records, literature and correspondence and all advertising, marketing and public relations materials, drawings, engineering, manufacturing and assembly information, operating and training manuals, quotations, bids, trade association membership, customer credit information and pricing information, business plans, studies and analysis and personnel records.

         1.12 "BORROWER'S AFFILIATE" means any of the following:

         (a) any entity that directly or indirectly owns, controls, or holds with power to vote, ten (10%) percent or more of the outstanding voting securities of any BORROWER, other than an entity that holds such securities--

                  (1) in a fiduciary or agency capacity without sole discretionary power to vote such securities; or

                  (2) solely to secure a debt, if such entity has not in fact exercised such power to vote;

         (b) any corporation, ten (10%) percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by any BORROWER, or by an entity that directly or indirectly owns, controls, or holds with power to vote, ten (10%) percent or more of the outstanding voting securities of any BORROWER, other than an entity that holds such securities--

                  (1) in fiduciary or agency capacity without sole discretionary power to vote such securities; or

                  (2) solely to secure a debt, if such entity has not in fact exercised such power to vote;

         (c) any person whose business is operated under a lease or operating agreement by any BORROWER, or any person substantially all of whose property is operated under an operating agreement with any BORROWER; or

         (d) any entity that operates the business or substantially all of the property of any BORROWER under a lease or operating agreement.

         1.13 "BORROWING BASE CERTIFICATE" means that certain certification substantially in the form of Exhibit "A" attached hereto setting forth, among other things, information relating to amounts and agings of Eligible Receivables.

         1.14 "BUSINESS DAY"shall mean a day on which LENDER and its affiliate Fleet National Bank are open for business during their usual business hours and offering substantially all their services.

         1.15 "CAPTIVE INSURANCE LETTER OF CREDIT" is a collective term which means the following:

         (a) that certain letter of credit or those certain letters of credit relating to BORROWERS' captive insurance program from time to time issued by LENDER or issued at the direction of LENDER by any LENDER's Affiliate (including Fleet National
                  Bank) or other financial institution acceptable to LENDER at the request of any BORROWER for the benefit of beneficiaries designated by any such BORROWER and for the account of any such BORROWER (and the other BORROWERS as guarantors) and on terms and conditions satisfactory to LENDER and to the beneficiary of the applicable letter of credit.

         (b) all extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings thereof agreed to by LENDER.

         1.16 CD&L DEFINITIONS:

         (a) "CD&L CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of CD&L, to which is attached each of the following:

                  (1) the Certification of CD&L's corporate secretary as to a true, complete and correct copy of the resolutions adopted by CD&L's Board of Directors authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2) the Certification of CD&L's corporate secretary as to the incumbency and specimen signatures of those officers of CD&L who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3) a true, complete and correct copy of CD&L's Certificate of Incorporation, as amended to date;

                  (4) a true, complete and correct copy of CD&L's By-Laws, as amended to date;

                  (5) a true, complete and correct copy of CD&L's "Good Standing" Certificate for the state of Delaware, its state of incorporation;

                  (6) a true, complete and correct copy of CD&L's "Good Standing" Certificate for the state of New Jersey;

                  (7) a true, complete and correct copy of each Seller Subordinated Note; and

                  (8) a true, complete and correct copy of the Senior Subordinated Loan Agreement.

         1.17 CLAYTON DEFINITIONS:

         (a) "CLAYTON CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of CLAYTON, to which is attached each of the following:

                  (1) the Certification of CLAYTON's corporate secretary as to a true, complete and correct copy of the resolutions jointly adopted by CLAYTON's Board of Directors and CLAYTON's sole stockholder CD&L authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2) the Certification of CLAYTON's corporate secretary as to the incumbency and specimen signatures of those officers of CLAYTON who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3) a true, complete and correct copy of CLAYTON's Certificate of Incorporation, as amended to date;

                  (4) a true, complete and correct copy of CLAYTON's By-Laws, as amended to date;

                  (5) a true, complete and correct copy of CLAYTON's "Good Standing" Certificate for the state of Missouri, its state of incorporation;

                  (6) a true, complete and correct copy of CLAYTON's "Good Standing" Certificate for the state of California; and

                  (7) a true, complete and correct copy of CLAYTON's "Good Standing" Certificate for the state of Missouri.

         (b) "CLAYTON LOCKBOX" means the secured deposit box or boxes (including, without limitation, the Lockbox known as the "West Lockbox") maintained in the name of LENDER by CLAYTON at Fleet National Bank and/or at another LENDER's Affiliate and/or at another financial institution approved by LENDER into which CLAYTON deposits (1) all Collateral Proceeds and (2) all other sums received by CLAYTON as payment for services rendered by it to Account Debtors and/or other third parties and/or as payment from any sale, lease, transfer, exchange or other disposition of its Equipment, Goods, Inventory or other assets (whether tangible or intangible) and (3) all other Proceeds of the foregoing, including any insurance or condemnation awards.

         1.18 CLICK DEFINITIONS:

         (a) "CLICK CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of CLICK, to which is attached each of the following:

                  (1) the Certification of CLICK's corporate secretary as to a true, complete and correct copy of the resolutions jointly adopted by CLICK's Board of Directors and CLICK's sole stockholder CD&L authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2) the Certification of CLICK's corporate secretary as to the incumbency and specimen signatures of those officers of CLICK who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3) a true, complete and correct copy of CLICK's Certificate of Incorporation, as amended to date;

                  (4) a true, complete and correct copy of CLICK's By-Laws, as amended to date;

                  (5) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of New Jersey, its state of incorporation;

                  (6) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of Connecticut;

                  (7) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of Maine;

                  (8) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of Massachusetts;

                  (9) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of New Hampshire;

                  (10) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of New York;

                  (11) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of Pennsylvania; and

                  (12) a true, complete and correct copy of CLICK's "Good Standing" Certificate for the state of Vermont.

         (b) "CLICK LOCKBOX" means the secured deposit box or boxes (including, without limitation, the Lockbox known as the "Northeast Lockbox") maintained in the name of LENDER by CLICK at Fleet National Bank and/or at another LENDER's Affiliate and/or at another financial institution approved by LENDER into which CLICK deposits (1) all Collateral Proceeds and (2) all other sums received by CLICK as payment for services rendered by it to Account Debtors and/or other third parties and/or as payment from any sale, lease, transfer, exchange or other disposition of its Equipment, Goods, Inventory or other assets (whether tangible or intangible) and (3) all other Proceeds of the foregoing, including any insurance or condemnation awards.

         1.19 "CERTIFICATION AS TO LIENS" means that certification given by the BORROWERS setting forth the existence or non-existence of UCC liens filed against them.

         1.20 "CHATTEL PAPER" means, in addition to the definition of "chattel paper" as contained in the UCC, all writing or writings which evidence both a money obligation and a security interest in, or a sale or lease of, specific Equipment, Inventory or Goods. When a transaction is evidenced both by such a security agreement or a sale or a lease and by an Instrument or series of Instruments, the group of writings taken together constitutes Chattel Paper. Chattel Paper shall not include any "account" as that term is defined in the UCC.

         1.21 "COLLATERAL" means all property (including but not limited to all Collateral set forth in Article III of this Agreement) whether real, personal or mixed, or tangible or intangible, now or at any time hereafter given, assigned or pledged to LENDER to secure the Liabilities by any BORROWER together with all products and Proceeds of all the foregoing.

         1.22 "COLLATERAL LOCATIONS" is a collective term which means the locations referenced and set forth in Section 4.8 below.

         1.23 "COLLATERAL PROCEEDS" is a collective term which means each of the following:

         (a)      all sums received by the BORROWERS as payment on the Accounts;
                  and

         (b) all sums received by the BORROWERS as payment for services rendered by it to any Account Seller, any Account Debtor and/or any other third party; and

         (c) all sums received by the BORROWERS as payment from any sale, lease, transfer, exchange or other disposition of any of the Collateral and its other assets (whether tangible or intangible); and

         (d)      all products of the foregoing; and

         (e) all Proceeds (including proceeds in the form of cash, invoices, Accounts Receivable, checks, notes, instruments for the payment of money, remittances in kind, and the like, together with insurance proceeds and condemnation awards) of any of the foregoing.

         1.24 "COLLATERAL UPDATE CERTIFICATE" means a certificate executed by a representative of the BORROWERS and substantially in the form of Exhibit "B" hereto.

         1.25 "CONTRACT RIGHTS" means any right of the BORROWERS to receive payment or performance under a contract not yet earned by payment and/or performance and any franchise right to operate a business.

         1.26 "DEFAULT RATE" means a rate per annum equal to the lesser of (a) 400 basis points in excess of the floating Prime Rate or (b) the maximum rate allowed by law, it being understood that at no time will per annum interest be calculated at a rate higher than the maximum rate allowed by law.

         1.27 "ELIGIBLE RECEIVABLES" means and includes such Accounts Receivable of the BORROWERS which are and at all times shall continue to be acceptable to LENDER in all respects. Criteria for eligibility shall be fixed and revised from time to time, in LENDER's sole discretion and in its exclusive judgment so long as LENDER acts in good faith and uses reasonable commercial judgment. In general, an Account Receivable shall in no event be deemed to be eligible unless the following criteria are met:

         (a)      such Account is a valid Account;

         (b)      such Account represents a bona fide performed transaction;

         (c)      the rendition of services has been completed;

         (d)      no rejection has occurred;

         (e) such services have been finally accepted by the Account Debtor without dispute, offset, contra-offset, defense or counter claim and the Account Debtor has agreed to make payment in accordance with the specified terms of the invoice without setoff, deduction, breach of warranty or other defense, dispute or counterclaim by the Account Debtor;

         (f) the amount shown on the appropriate BORROWER's books and on any invoice or statement delivered to LENDER is owing to such BORROWER;

         (g) no partial payment has been made unless such partial payment is disclosed by the BORROWERS to LENDER on the BORROWERS' records submitted to LENDER;

         (h) such Account continues to be in full conformity with the representations and warranties made by the BORROWERS to LENDER with respect thereto;

         (i) such Account is not an Account with respect to which any BORROWER is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to any such BORROWER;

         (j) such Account is not an Account as to which any agreement has been made under which any deductions or discount or rebate (including volume rebates) may be claimed except regular discounts in the usual course of business which have been disclosed on the face of the invoice;

         (k) no more than 75 days have elapsed from the due date of the Account and no more than 90 days have elapsed from the invoice date of the Account, provided, however, in cases where "net 10 day" terms are provided to the Account Debtor; no more than 80 days have elapsed from the due date of the Account and no more than 90 days have elapsed from the invoice date of the Account;

         (l) LENDER is and continues to be satisfied with the credit standing of the Account Debtor;

         (m)      such Account is fully collectible when due;

         (n) such Account is not based on a "bill and hold" transaction and/or does not arise from promotional transactions or salesmen samples;

         (o)      such Account is not a guaranteed or consignment lease or sale;

         (p) such Account arises from a sale to an Account Debtor whose principal place of business or whose place of incorporation is located within the United States;

         (q) such Account does not arise from a lease or sale to the United States government or any agency or department thereof unless the BORROWERS, to the satisfaction of LENDER, have complied with all statutory requirements relating to the assignment of any contracts with or claims against the United States government;

         (r) such Account does not arise from an intra-company lease or sale or from a sale or lease to any BORROWER's Affiliate or a sale or lease by one BORROWER to any other BORROWER;

         (s) the Accounts Receivable owed by any single Account Debtor and its affiliates and against which LENDER is making Advances does not exceed 20% of all Accounts Receivable (the reference to percentage being based on dollar amount of Accounts, and not number of Accounts);

         (t) at least 50% of the aggregate of all Receivables owed by the Account Debtor and its affiliates is otherwise eligible for lending purposes;

         (u) such Account is not payable in a currency other than the currency of the United States; and

         (v) such Account is not otherwise in the sole discretion of LENDER considered ineligible for lending purposes.

         1.28 "EQUIPMENT" means, in addition to the definition of "equipment" contained in the UCC, personal property, fixtures, machinery and equipment, handling and delivery equipment, cranes and hoisting equipment, office machines and furniture -- in all cases above, of every kind, nature and description and whether affixed to realty or not.

         1.29 "EVENT OF DEFAULT" has the meaning set forth in Article VII of this Agreement.

         1.30 "FINANCING DOCUMENTS" has the meaning given that term in Section 2.10.

         1.31 "GAAP" means and refers to generally accepted accounting principles consistently applied over the period to which they relate.

         1.32 "GENERAL INTANGIBLES" means, in addition to the definition of "General Intangibles" contained in the UCC, each of the following:

         (a) all rights of each BORROWER, including but not limited to all rights to property, choses in action and other rights of each BORROWER not otherwise specifically included elsewhere in this Agreement, further including but not limited to all present and future federal and state tax refunds, trademarks (including, without limitation, the trademark "CD&L"), trade names (including, without limitation, the trade name "CD&L"), service marks (including, without limitation, the service mark "CD&L"), copyrights and patents, all rights under license agreements for the use of same, warranties, insurance proceeds and condemnation awards; and

         (b) (1) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof; (2) all trademarks (including, without limitation, service marks, trade dress, logos, trade names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (3) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (4) all mask works and all applications, registrations, and renewals in connection therewith; (5) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals, secret processes and procedures, engineering, production, assembly, design, installation, other technical drawings and specifications, working notes and memos, market studies, consultants' reports, technical and laboratory data, competitive samples, engineering prototypes, and all similar property of any nature, tangible or intangible); (6) all computer software (including data and related documentation), computer applications software, owned or licensed, whether for general business usage (e.g., accounting, word processing, graphics, spreadsheet analysis, etc.) or specific, unique-to-the-business usage (e.g., order processing, manufacturing, process control, shipping, etc.) and computer operating, security or programming software; (7) all rights in and to any domain names and url addresses; (8) all other proprietary rights; and (9) all copies and tangible embodiments thereof (in whatever form or medium);

         (c) all federal, foreign, state, local and other governmental consents, licenses, permits, franchises, approvals, notifications, numbers and identifiers issued by governmental authorities, grants and other authorizations required for the operation of each BORROWER's business;

         (d) all unperformed commitments or obligations owing to each BORROWER which pertain to each such BORROWER's business;

         (e) all other tangible and intangible assets (including the telephone and facsimile numbers used in connection with each BORROWER's business, all causes of action, rights of action (whether in tort, contract or otherwise), contract rights and warranty and product liability claims against third parties), unliquidated rights and claims pursuant to warranties made by manufacturers, suppliers or vendors, claims for refunds, rights of off-set and credits of all kinds, which are used or useful in or necessary to the operation of each BORROWER's business; and

         (f) all of the goodwill associated with each BORROWER's business as a going concern.

         1.33 "GOODS" means, in addition to the definition of "goods" as contained in the UCC, all articles of tangible personal property, capable of being sold, supplied, leased or otherwise disposed of, and shall also mean and include all of any BORROWER's right, title and interest in and to the goods and other property underlying or securing any of the Accounts Receivable.

         1.34 "INSTRUMENT" means, in addition to the definition of "instrument" as contained in the UCC, a negotiable instrument or a security, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of the type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

         1.35 "INVENTORY" means, in addition to the definition of "inventory" as contained in the UCC, all Equipment, Inventory or Goods (including perishable commodities) held by the BORROWERS for resale or lease or furnished or to be furnished under contracts of service, and shall include all goods, materials and supplies (including but not limited to incidentals, packaging materials and all other items which contribute to the finished product or to the promotion or sale thereof) used or usable in manufacturing, processing, packaging or shipping and shall also include raw materials, goods and work in process and finished goods, and all goods returned by or reclaimed from customers or Account Debtors of any BORROWER.

         1.36 KBD DEFINITIONS:

         (a) "KBD CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of KBD, to which is attached each of the following:

                  (1) the Certification of KBD's corporate secretary as to a true, complete and correct copy of the resolutions jointly adopted by KBD's Board of Directors and KBD's sole stockholder SILVER STAR authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2) the Certification of KBD's corporate secretary as to the incumbency and specimen signatures of those officers of KBD who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3) a true, complete and correct copy of KBD's Certificate of Incorporation, as amended to date;

                  (4) a true, complete and correct copy of KBD's By-Laws, as amended to date; and

                  (5) a true, complete and correct copy of KBD's "Good Standing" Certificate for the state of North Carolina, its state of incorporation.

         1.37 "LANDLORD'S CONSENTS" is a collective term which means all of the following:

         (a) that certain waiver and consent or those certain waivers and consents pursuant to which the owners of the Collateral Locations which correspond to each BORROWER's respective principal place of business agree to allow LENDER to come onto such premises in order to exercise its rights against the BORROWERS upon the occurrence of an Event of Default hereunder; and

         (b) all extensions, modifications, renewals, substitutions, replacements and/or redatings of the foregoing.

         1.38 "LENDER'S AFFILIATE" means any entity (including Fleet National Bank and any successor thereto) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, LENDER (or any successor thereto), or any entity under the control of FleetBoston Financial Corporation (or any successor thereto).

         1.39 "LENDING FORMULA" is a collective term which shall have the meaning give that term in Section 2.2 of this Agreement.

         1.40 "LETTER OF CREDIT OBLIGATIONS" means (a) all amounts which LENDER actually advances or is contingently liable to advance on account of any Letters of Credit (including the Captive Insurance Letter of Credit), (b) in the event that LENDER is not itself the issuer of any Letter of Credit, all amounts which LENDER actually advances or is contingently liable to advance to any such issuer on account of the Letters of Credit, (c) any acceptances created thereunder and
(d) all other sums (including fees and interest due on any amounts drawn under any Letter of Credit from the date of any such draw until the date of reimbursement by the BORROWERS) due to LENDER or any issuer of any Letter of Credit under any documentation, including the Applications, due to LENDER under any documentation, including the Applications, now or hereafter governing LENDER's rights and obligations relating to any Letter of Credit.

         1.41 "LETTERS OF CREDIT" is a collective term which means the Captive Insurance Letter of Credit together with those certain documentary and/or stand-by letters of credit from time to time issued by LENDER or issued at the direction of LENDER by any LENDER's Affiliate (including Fleet National Bank) or other financial institution acceptable to LENDER at the request of any BORROWER for the benefit of beneficiaries designated by any such BORROWER and for the account of any such BORROWER (and the other BORROWERS as guarantors) and on terms and conditions satisfactory to LENDER.

         1.42 "LIABILITIES" means all of the following:

         (a) principal due to LENDER on the REVOLVING LOAN (including all Advances and re-Advances thereunder), to be paid with interest thereon as required by this Agreement and the REVOLVING NOTE;

         (b) Advances and re-Advances which are and which may be made from time to time by LENDER to the BORROWERS not in compliance with the Lending Formula or the "loan value" requirements of
                  Article II;

         (c) Advances and re-Advances which are and which may be made from time to time by LENDER or any LENDER's Affiliate to, on behalf of or for the account of any BORROWER over and above any monetary limitation on the REVOLVING LOAN and over and above any other lending limitation contained in this Agreement, and the interest thereon;

         (d) all amounts which LENDER or any LENDER's Affiliate has actually advanced or is contingently liable to advance on account of Letters of Credit; and/or in the event that LENDER is not itself the issuer of any Letter of Credit, all amounts which LENDER actually advances or is contingently liable to advance to any such issuer (including without limitation any LENDER's Affiliate on account of the Letters of Credit;

         (e)      the Letter of Credit Obligations;

         (f)      principal and interest on any Other Loans;

         (g) any and all other advances, re-advances, borrowings and re-borrowings made by LENDER to any BORROWER prior to, on and after the date of this Agreement to, or on the account of, any BORROWER;

         (h) any and all interest, commissions, checking account overdrafts, bank overdrafts, and other obligations, liabilities and indebtedness owed by any BORROWER to LENDER or any LENDER's Affiliate (whether direct or indirect, primary, secondary, contingent, joint or several, and regardless of how acquired by LENDER or any such Lender's Affiliate) which are due or which will arise or become due in the future, no matter how or when arising and whether under any now existing or future agreement or instrument of whatever nature (1) between any BORROWER and LENDER or (2) between any BORROWER and any LENDER's Affiliate or (3) otherwise;

         (i) the performance and fulfillment by each BORROWER of all the terms, conditions, promises, covenants and provisions contained in this Agreement, or in any now existing agreement or future agreement or instrument of whatever nature (1) between any BORROWER and LENDER or (2) between any BORROWER and any LENDER's Affiliate;

         (j) all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever which LENDER may incur (or which may be claimed against LENDER by any person or entity whatsoever including any LENDER's Affiliate by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under the REVOLVING LOAN and the Letter of Credit Obligations;

         (k) the amount due upon any notes or other obligations given to, or received by, LENDER or any LENDER's Affiliate on account of any of the foregoing.

         1.43 "LIBOR-RELATED DEFINITIONS": The following terms shall have the meanings given to them in the Sections referenced below:

         (a) "LIBOR" shall have the meaning given that term in Section 2.6(e)(1) below.

         (b) "LIBOR Based Interest Period" shall have the meaning given that term in Section 2.6(e)(2) below.

         (c)      "LIBOR Based Rate" shall have the meaning given that term in
                  Section 2.6(c) below.

         (d)      "LIBOR Option" shall have the meaning given that term in
                  Section 2.6(a) below.

         (e) "LIBOR Reserve Percentage" shall have the meaning given that term in Section 2.6(e)(3) below.

         (f)      "London Banking Day" shall have the meaning given that term in
                  Section 2.6(e)(4) below.

         (g)      "Principal Balance" shall have the meaning given that term in
                  Section 2.6(e)(5) below.

         (h)      "Roll Over Date" shall have the meaning given that term in
                  Section 2.6(e)(6) below.

         1.44 "LIENS" is a collective term which means all mortgages, liens, judicial liens, encumbrances, security interests, charges, pledges, hypothecations, assignments, conditional sale or other title retention agreements, and the like, relating to any real or personal property interest of any BORROWER, whether legal or equitable.

         1.45 "LOAN DOCUMENTS" means the Agented Borrowing Agreement, this Agreement, the Applications, the Landlord's Consents, the Letters of Credit, the REVOLVING NOTE, UCC-1 Financing Statements, any tradename or trade mark agreement that may be required by LENDER, any documents or instruments related hereto or thereto and all extensions, modifications, refinancings, renewals, substitutions, replacements and/or redatings of any or all of the foregoing.

         1.46 "LOAN VALUE" means eighty-five (85%) percent of the unpaid amount of the Eligible Receivables (provided, however, that LENDER in its sole discretion exercised in good faith and using reasonable commercial judgment may on prior notice to fix the aforesaid "loan value" at some lesser percentage) LESS a rolling Accounts Receivable dilution reserve (based on historical data relating to the BORROWERS' actual collection of Outstanding Accounts) if deemed necessary by LENDER in its sole discretion exercised in good faith and using reasonable commercial judgment may on prior notice to the BORROWERS.

         1.47 "LOCKBOX" means any of the Lockboxes

         1.48 "LOCKBOX" is a collective term which means the CLICK Lockbox, the CLAYTON Lockbox, the OLYMPIC Lockbox, the SECURITIES Lockbox, the SILVER STAR Lockbox, and any other secured deposit box now or hereafter maintained in the name of LENDER by a BORROWER at Fleet National Bank and/or at another LENDER's Affiliate and/or at another financial institution approved by LENDER into which such BORROWER deposits all Collateral Proceeds.

         1.49 "MATERIAL ADVERSE EFFECT" means the occurrence of any event or the existence of any condition which, in the commercially reasonable opinion of LENDER, materially and adversely changes the business, condition (financial or otherwise), creditworthiness, operations, performance or properties of any BORROWER or which, in the commercially reasonable opinion of LENDER, materially impairs the ability of any BORROWER to discharge its obligations hereunder or which materially impairs the value of the Collateral or the liens and security interests granted to LENDER herein or which causes LENDER to deem itself insecure.

         1.50 OLYMPIC DEFINITIONS:

         (a) "OLYMPIC CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of OLYMPIC, to which is attached each of the following:

                  (1) the Certification of OLYMPIC's corporate secretary as to a true, complete and correct copy of the resolutions jointly adopted by OLYMPIC's Board of Directors and OLYMPIC's sole stockholder CD&L authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2) the Certification of OLYMPIC's corporate secretary as to the incumbency and specimen signatures of those officers of OLYMPIC who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3) a true, complete and correct copy of OLYMPIC's Certificate of Incorporation, as amended to date;

                  (4) a true, complete and correct copy of OLYMPIC's By-Laws, as amended to date; and

                  (5) a true, complete and correct copy of OLYMPIC's "Good Standing" Certificate for the state of New York, its state of incorporation.

         (b) "OLYMPIC LOCKBOX" means the secured deposit box or boxes (including, without limitation, the Lockbox known as the "NYC Lockbox") maintained in the name of LENDER by OLYMPIC at Fleet National Bank and/or at another LENDER's Affiliate and/or at another financial institution approved by LENDER into which OLYMPIC deposits (1) all Collateral Proceeds and (2) all other sums received by OLYMPIC as payment for services rendered by it to Account Debtors and/or other third parties and/or as payment from any sale, lease, transfer, exchange or other disposition of its Equipment, Goods, Inventory or other assets (whether tangible or intangible) and (3) all other Proceeds of the foregoing, including any insurance or condemnation awards.

         1.51 "OTHER LOANS" has the meaning set forth in Section 2.15 of this Agreement.

         1.52 "OUTSTANDING" is an adjective which means "unpaid at any one specific time", and has such meaning regardless whether the applicable underlying obligations owed under the REVOLVING LOAN, Letter of Credit Obligations and/or any other Liabilities are matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, accrued or not-yet-accrued and/or due or not-yet-due.

         1.53 "PRIME RATE" means the variable rate of interest set from time to time by Fleet National Bank (or any successor thereto) as its usual, short-term base lending rate to its commercial borrowers. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. From time to time LENDER makes loans to certain customers at rates of interest below the Prime Rate of Fleet National Bank.

         1.54 "PROCEEDS" means, in addition to the definition of "proceeds" given in the UCC, all additions, substitutions, replacements, and increments to the Collateral, including cash and non-cash proceeds of all of the Collateral in whatever form, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, insurance or condemnation awards and any Collateral purchased with Proceeds.

         1.55 "RATE REDUCTION BENCHMARK" shall have the meaning given that term in Section 5.26 below.

         1.56 "RECONCILIATION CERTIFICATE" means that certain certification in the form attached hereto as Exhibit "C" for certifications which are required to be submitted no less frequently than monthly (unless otherwise specified herein), setting forth, among other things, information relating to adjustments in amounts and/or values of the Collateral.

         1.57 "REVOLVING LOAN" has the meaning set forth in Section 2.1(b) of this Agreement.

         1.58 "REVOLVING LOAN MATURITY DATE" means June 27, 2005.

         1.59 "REVOLVING NOTE" has the meaning set forth in Section 2.8 of this Agreement.

         1.60 SECURITIES DEFINITIONS:

         (a) "SECURITIES CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of SECURITIES, to which is attached each of the following:

                  (1) the Certification of SECURITIES's corporate secretary as to a true, complete and correct copy of the resolutions jointly adopted by SECURITIES's Board of Directors and SECURITIES's sole stockholder CD&L authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2) the Certification of SECURITIES's corporate secretary as to the incumbency and specimen signatures of those officers of SECURITIES who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3) a true, complete and correct copy of SECURITIES's Certificate of Incorporation, as amended to date;

                  (4) a true, complete and correct copy of SECURITIES's By-Laws, as amended to date;

                  (5) a true, complete and correct copy of SECURITIES's "Good Standing" Certificate for the state of New York, its state of incorporation;

                  (6) a true, complete and correct copy of SECURITIES's "Good Standing" Certificate for the state of New Jersey; and

                  (7) a true, complete and correct copy of SECURITIES's "Good Standing" Certificate for the state of Pennsylvania.

         (b) "SECURITIES LOCKBOX" means the secured deposit box or boxes (including, without limitation, the Lockbox known as the "Banking Lockbox") maintained in the name of LENDER by SECURITIES at Fleet National Bank and/or at another LENDER's Affiliate and/or at another financial institution approved by LENDER into which SECURITIES deposits (1) all Collateral Proceeds and (2) all other sums received by SECURITIES as payment for services rendered by it to Account Debtors and/or other third parties and/or as payment from any sale, lease, transfer, exchange or other disposition of its Equipment, Goods, Inventory or other assets (whether tangible or intangible) and (3) all other Proceeds of the foregoing, including any insurance or condemnation awards.

         1.61 "SELLERS" is a collective term which means each and all of the payees of the Seller Subordinated Notes.

         1.62 "SELLER SUBORDINATED NOTES" is a collective term which means each and all of the following:

         --------------------------------------------------------------------------------------------------------
                  Date  Noteholder                                   Original          Rate      3/31/02 Balance
                                                                       Note
         --------------------------------------------------------------------------------------------------------
              Jul 1998  Metro Courier Network, Inc.                   1,750,000        11.0%           1,457,006
                        (Dennis Roccaforte)

         --------------------------------------------------------------------------------------------------------

              Aug 1998  David L. Chesney                              1,460,000         *              1,460,000

         --------------------------------------------------------------------------------------------------------

              Dec 1998  Randy Cooper                                    122,707         *                116,259

         --------------------------------------------------------------------------------------------------------

              Dec 1998  Terry Bozzay                                    718,293         *                680,548

         --------------------------------------------------------------------------------------------------------

              Feb 1999  Trustee created under Paragraph Third         1,450,000         *              1,162,073
                        of the Last Will and Testament of
                        Charles Gold (Richard Gold)

         --------------------------------------------------------------------------------------------------------

              Apr 1999  Westwind  Express,   Inc.  -  2  notes        1,200,000         *              1,441,715
                        (Steve Keihner)                                 480,000

         --------------------------------------------------------------------------------------------------------

              Apr 1999  Metro  Parcel  Service,  Inc.  (Nathan          202,734         *                162,189
                        Spaulding)

         --------------------------------------------------------------------------------------------------------

                                                                      7,383,734                        6,479,790
         --------------------------------------------------------------------------------------------------------

         *: the Prime Rate plus 200 basis points, with a floor of 7% and a ceiling of 9%

        1.63 "SENIOR SUBORDINATED DEBT" is a collective term which means all debt now or hereafter owed by the BORROWERS to the Senior Subordinated Lenders.

        1.64 "SENIOR SUBORDINATED DEBT RESERVE" means the reserve initially $2,250,000 and reducing dollar-for-dollar with each permitted principal instalment payment to be made by CD&L on the Senior Subordinated Debt after the date hereof.

         1.65 "SENIOR SUBORDINATED LENDERS" is a collective term which means each and all of the following:

         (a)      Paribas Capital Funding LLC;

         (b)      Exeter Capital Partners IV, L.P.; and

         (c)      Exeter Venture Lenders L.P.

         1.66 "SENIOR SUBORDINATED LOAN AGREEMENT" means that certain instrument dated as of January 29, 1999 and entitled "Senior Subordinated Loan Agreement" by and among CD&L (as borrower) and the Senior Subordinated Lenders, as heretofore amended.

         1.67 SILVER STAR DEFINITIONS:

         (a) "SILVER STAR CERTIFICATION RESPONSIVE TO THE LOAN AGREEMENT" is a collective term which means the certification of SILVER STAR, to which is attached each of the following:

                  (1 the Certification of SILVER STAR's corporate secretary as to a true, complete and correct copy of the resolutions jointly adopted by SILVER STAR's Board of Directors and SILVER STAR's sole stockholder CD&L authorizing the execution and delivery of this Agreement, the borrowings hereunder, and the execution and delivery of the other Loan Documents to which it is a party;

                  (2 the Certification of SILVER STAR's corporate secretary as to the incumbency and specimen signatures of those officers of SILVER STAR who are to execute this Agreement and the other Loan Documents to which it is a party; and

                  (3 a true, complete and correct copy of SILVER STAR's Certificate of Incorporation, as amended to date;

                  (4 a true, complete and correct copy of SILVER STAR's By-Laws, as amended to date;

                  (5 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Florida, its state of incorporation;

                  (6 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Arkansas;

                  (7 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Georgia;

                  (8 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Indiana;

                  (9 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Louisiana;

                  (10 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Maryland;

                  (11 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of New Jersey;

                  (12 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of New York;

                  (13 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of North Carolina;

                  (14 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Ohio;

                  (15 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Oklahoma;

                  (16 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Pennsylvania;

                  (17 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of South Carolina;

                  (18 a true, complete and correct copy of SILVER STAR's "Good Standing" Certificate for the state of Tennessee;

                  (19 a true, complete and correct copy of SILVER STAR's's "Good Standing" Certificate for the state of Texas.

         (b) "SILVER STAR LOCKBOX" means the secured deposit box or boxes (including, without limitation, the Lockbox known as the "Southeast Lockbox") maintained in the name of LENDER by SILVER STAR at Fleet National Bank and/or at another LENDER's Affiliate and/or at another financial institution approved by LENDER into which SILVER STAR and its wholly owned Subsidiary KBD deposit (1) all Collateral Proceeds and (2) all other sums received by SILVER STAR and KBD as payment for services rendered by them to Account Debtors and/or other third parties and/or as payment from any sale, lease, transfer, exchange or other disposition of their Equipment, Goods, Inventory or other assets (whether tangible or intangible) and (3) all other Proceeds of the foregoing, including any insurance or condemnation awards.

         1.68 "SUBSIDIARY" means any corporation or other entity more than a majority (by number of votes) of the voting interest therein is at the time owned or controlled by any BORROWER or a Subsidiary of any such BORROWER.

         1.69 "UCC" shall mean the Uniform Commercial Code as now enacted in the State of New Jersey, as from time to time hereafter amended.

         1.70 UCC DEFINITIONS. All terms defined in Articles 1 or 9 of the UCC shall have the meanings given therein unless otherwise defined herein.

                                END OF ARTICLE I

                                   ARTICLE II

                                      LOANS

         2.1 THE REVOLVING LOAN.

             (a) General: LENDER shall, from time to time hereafter and on the basis of the various criteria set forth in this Agreement (including, without limitation, those criteria which are evaluated by LENDER using its sole discretion), lend, Advance, re-lend and re-Advance moneys to the BORROWERS (upon request made by CD&L in its capacity as agent as more fully set forth below) to be distributed to the BORROWERS under the REVOLVING LOAN to be used for working capital and general business needs.

             (b) Definition of "REVOLVING LOAN": The facility described in subsection (a) above and in the other provisions of this Article II and all extensions, modifications (including without limitation modifications increasing the amount of such facility), refinancings, renewals, substitutions, replacements and/or redatings of such facility is the "REVOLVING LOAN" described throughout this Agreement.

             (c) (1) For purposes of the Seller Subordinated Notes and for the purposes of providing LENDER with all benefits afforded the holder of "Senior Debt" and/or "Senior Indebtedness" as defined therein, the REVOLVING LOAN is recognized as and intended to be a restatement, refinancing and/or replacement of the credit facility previously provided to the BORROWERS under that Loan and Security Agreement (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time) originally dated as of June 14, 1997, by and between First Union Commercial Corporation (as lender) and CD&L and its subsidiaries (as borrowers), as set forth therein.

                 (2) Also for purposes of the Seller Subordinated Notes and for the purposes of providing LENDER with all benefits afforded the holder of "Senior Debt" and/or "Senior Indebtedness" as defined therein, the REVOLVING LOAN and all other Liabilities are recognized as and intended to be "Senior Debt" and/or "Senior Indebtedness" as such terms are defined in the Seller Subordinated Notes.

                 (3) Also for purposes of the Seller Subordinated Notes and for the purposes of providing LENDER with all benefits afforded the holder of "Senior Debt" and/or "Senior Indebtedness" thereunder, LENDER and its successors and assigns are recognized as and intended to be holders of "Senior Debt" and/or "Senior Indebtedness" under the Seller Subordinated Notes.

             (d) (1) For purposes of the Senior Subordinated Loan Agreement and for the purposes of providing LENDER with all benefits afforded the holder of "Senior Indebtedness" as defined in such Senior Subordinated Loan Agreement, the REVOLVING LOAN and this Agreement (and all extensions, modifications [including without limitation modifications increasing the amount of the REVOLVING LOAN], refinancings, renewals, substitutions, replacements and/or redatings thereof and hereof) are recognized as and intended to be a Permitted Refinancing (as such term is defined in the Senior Subordinated Loan Agreement).

                 (2) Also for purposes of the Senior Subordinated Loan Agreement and for the purposes of providing LENDER with all benefits afforded the holder of "Senior Indebtedness" thereunder, the REVOLVING LOAN and, to the fullest extent possible, all the other Liabilities are recognized as and intended to be "Senior Indebtedness" as defined in the Senior Subordinated Loan Agreement.

                 (3) Also for purposes of the Senior Subordinated Loan Agreement and for the purposes of providing LENDER with all benefits afforded the holder of "Senior Indebtedness" thereunder, LENDER and its successors and assigns are recognized as and intended to be holders of "Senior Indebtedness" under the Senior Subordinated Loan Agreement.

         2.2 MAXIMUM BORROWINGS UNDER THE REVOLVING LOAN.

             (a) The total of all Outstanding cash Advances under the REVOLVING LOAN shall not at any one time exceed the lesser amount of the following (the "Lending Formula"):

                  (1) $15,000,000 LESS the principal amount of Outstanding Letters of Credit and also LESS the Senior Subordinated Debt Reserve; or

                  (2) the total of the "loan value" of Eligible Receivables LESS the principal amount of Outstanding Letters of Credit and also LESS the Senior Subordinated Debt Reserve.

             (b) The "loan value" of Eligible Receivables will be determined no less frequently than once a week after LENDER's receipt of the Borrowing Base Certificate and the other information required to be given by the BORROWERS to LENDER pursuant to Section 5.6 below.

         2.3 DISBURSEMENTS UNDER THE REVOLVING LOAN.

             (a) Requests for an Advance must be made in writing and must be received by LENDER no later than 2 p.m. on the Business Day that receipt of the Advance is expected, provided, however, that as it relates to an Advance bearing interest at a LIBOR Based Rate, such request must be made at least two (2) London Banking Days prior to the commencement of a LIBOR Based Interest Period.

             (b) (1) The BORROWERS have requested that, as a convenience to each of them, all requests for Advances, the issuance of all Letters of Credit and the extension of any other financial accommodations to be extended to any of them under this Agreement (including without limitation the exercise of any LIBOR Option) shall be made by CD&L, acting in the capacity of the BORROWERS' agent.

                 (2) In furtherance of the foregoing, the BORROWERS hereby direct, and LENDER hereby agrees, that the making of Advances and the issuance of Letters of Credit and the extension of any other financial accommodations extended to any BORROWER under this Agreement (including without limitation the exercise of any LIBOR Option) shall be made by CD&L, acting in its capacity as agent as aforesaid.

                 (3) The BORROWERS further authorize CD&L, acting in its capacity as agent as aforesaid, to designate any Advance received hereunder, any Letter of Credit issued hereunder and any other financial accommodation extended hereunder as having been made, issued or extended for the account of a designated BORROWER.

                 (4) (A) If CD&L so designates any such Advance, any such Letter of Credit and any such other financial accommodation as having been made, issued or extended for the account of a designated BORROWER, LENDER may in addition to debiting the joint and several REVOLVING LOAN account of all BORROWERS also debit a specific loan account of the designated BORROWER.

             (B) Notwithstanding the foregoing, it is the intent of this Agreement that each entity named as BORROWER shall be considered individually and collectively as a "BORROWER" hereunder regardless whether any such entity actually receives the proceeds of the REVOLVING LOAN or any Advances made thereunder or any financial accommodation provided hereunder or is named as an account party under any Letter of Credit created hereunder and regardless which entity is the source of any Collateral, it being further intended that each entity named as BORROWER is and shall be jointly and severally liable for all Liabilities.

                 (5) The authority of CD&L, acting in its capacity as agent as aforesaid, to so request Advances or Letters of Credit or other financial accommodations on behalf of, and to bind, the BORROWERS, shall continue unless and until the LENDER's actual receipt of written notice from all BORROWERS as to the termination of such authority, which notice must be signed by the respective President of such BORROWER, and which notice must be binding on all BORROWERS and shall be effective only as to Advances made or Letters of Credit issued or financial accommodations extended more than sixty (60) days following the LENDER's receipt of such notice. The BORROWERS understand that the LENDER's receipt of any such written notice constitutes an Event of Default under the Loan Agreement.

             (c) (1) All Advances under the REVOLVING LOAN shall normally be disbursed by crediting a joint operating account maintained in the joint and several name of all BORROWERS at Fleet National Bank or other LENDER's Affiliate acceptable to LENDER and by charging the BORROWERS' joint and several REVOLVING LOAN account or accounts on LENDER's books.

                 (2) Advances can be made, however, by means other than as aforesaid, including as more fully set forth above, CD&L's designation that any Advance, any Letter of Credit and/or any other financial accommodation be made, issued or extended for the account of a designated BORROWER.

             (d) NOTHING IN THE FOREGOING IS INTENDED TO LESSEN OR IMPAIR EACH BORROWER'S JOINT AND SEVERAL OBLIGATION AS A CO-BORROWER LIABLE FOR THE REPAYMENT OF ALL ADVANCES MADE UNDER THE REVOLVING LOAN OR AS A JOINT AND SEVERAL GUARANTOR (OF PAYMENT NOT COLLECTION) OF THE PAYMENT AND PERFORMANCE OF THE LIABILITIES OF EACH OTHER BORROWER. THE FACT THAT LENDER MAY CHARGE A REVOLVING LOAN ACCOUNT OR ACCOUNTS OF LESS THAN ALL BORROWERS IN NO WAY ALTERS OR LESSENS THE JOINT AND SEVERAL LIABILITY OF ALL BORROWERS AS CO-BORROWERS AND AS GUARANTORS UNDER THIS AGREEMENT FOR THE PERFORMANCE AND PAYMENT OF ALL THE LIABILITIES.

             (e) Nothing herein shall prohibit any BORROWER from transferring and distributing any REVOLVING LOAN proceeds received by it to any other BORROWER so long as such transfer and distribution is made in the ordinary course of the applicable BORROWER's business.

         2.4 RIGHT TO RECEIVE REVOLVING LOAN ADVANCES.

             (a) Subject to the other provisions of this Section and this Agreement and so long as (1) the total of all Advances Outstanding under the REVOLVING LOAN do not exceed the Lending Formula and (2) each and all of the BORROWERS are otherwise in compliance with all the terms and conditions set forth in this Agreement, the BORROWERS may borrow and re-borrow under the REVOLVING LOAN up to the day before the Revolving Loan Maturity Date and repayment by the BORROWERS of Advances Outstanding under the REVOLVING LOAN shall not affect the ability of the BORROWERS to borrow and re-borrow under this Agreement.

             (b) To the extent that by operation of any circumstance which causes the amount of the Outstanding Advances under the REVOLVING LOAN to violate the Lending Formula, LENDER may in its discretion make no other advances to the BORROWERS under the REVOLVING LOAN until the BORROWERS are in compliance with the Lending Formula. Nothing in the foregoing shall limit LENDER's right to declare an Event of Default because of such non-compliance.

             (c) (1) In addition and notwithstanding anything in this Agreement to the contrary, the obligation of LENDER to continue making Advances under the REVOLVING LOAN shall terminate upon the expiration of this Agreement pursuant to its terms and shall be suspended upon the occurrence and during the continuance of any of the following events:

                  (A)      an Event of Default hereunder; or

                  (B) an event which, except for the passage of time or the giving of notice, would be such an Event of Default.

                 (2) Also notwithstanding anything in this Agreement to the contrary, upon the occurrence of any event specified in subsection (1)(A) above or upon the occurrence of any event specified in subsection (1)(B) above which is not cured, LENDER also has the right (so long as LENDER acts in good faith and in the exercise of its reasonable commercial judgment and on prior notice to the BORROWERS), in addition to all of LENDER's other rights and remedies under this Agreement, to modify its relationship with the BORROWERS under the REVOLVING LOAN in any manner (including, without limitation, reduction of Advance rates, increase in interest rates and reduction in the amount available under the REVOLVING LOAN) determined by LENDER on 10 Business Days prior notice to the BORROWERS.

                 (3) Despite any such modification of LENDER's relationship with the BORROWERS under the REVOLVING LOAN, LENDER's rights and remedies under this Agreement shall continue to remain in full force and effect (as modified in the case of any modification) until payment of the Liabilities in full.

         2.5 REPAYMENT OF REVOLVING LOAN ADVANCES.

             (a) Subject to the other provisions of this Section and this Agreement and so long as (1) the total of all Advances Outstanding under the REVOLVING LOAN does not exceed the Lending Formula and (2) each and all of the BORROWERS are otherwise in compliance with all the terms and conditions set forth in this Agreement, Advances drawn under the REVOLVING LOAN need not be repaid until the Revolving Loan Maturity Date. On the Revolving Loan Maturity Date, all Advances Outstanding under the REVOLVING LOAN, plus accrued interest and all other sums due thereon, shall be due and owing, unless LENDER's relationship with the BORROWERS under the REVOLVING LOAN is sooner terminated or modified as provided herein.

             (b) Notwithstanding the provisions of subsection (a) above, the principal owing on the REVOLVING LOAN shall be repayable on a continuing and continual basis as follows:

                 (1) Each BORROWER agrees to and shall establish and maintain, or permit LENDER to establish and maintain as determined from time to time by LENDER in its discretion, one or more Lockboxes and/or Blocked Accounts. Unless otherwise agreed by LENDER in writing, the Blocked Accounts shall be maintained only at Fleet National Bank, provided, however, that during the first 90 days of this Agreement, Blocked Accounts may be maintained at Wachovia Bank, N.A., so long as such accounts are maintained by said Wachovia Bank, N.A., for the benefit of LENDER pursuant to agreements satisfactory in all respects satisfactory to LENDER.

                 (2) Not in limitation of the foregoing, (A) CLAYTON has opened and will continue to maintain the Lockbox known as the "West Lockbox"; (B) CLICK has opened and will continue to maintain the Lockbox known as the "Northeast Lockbox"; (C) OLYMPIC has opened and will continue to maintain the Lockbox known as the "NYC Lockbox"; (D) SECURITIES has opened and will continue to maintain the Lockbox known as the "Banking Lockbox"; and (E) SILVER STAR and KBD have opened and will continue to maintain the Lockbox known as the "Southeast Lockbox".

                 (3) Each BORROWER agrees as follows:

                  (A) Each Lockbox is one of the Deposit Accounts described in Article III of this Agreement.

                  (B) Each Blocked Account is an account owned by LENDER and holding funds of LENDER and not funds of any BORROWER and against which any such BORROWER has rights only to the extent that funds in any such account exceeds the Liabilities after this Agreement has been terminated and such Liabilities have been paid in full.

                  (C) Each Blocked Account and checking/demand deposit operating account is one of the Deposit Accounts described in Article III of this Agreement.

                 (4) (A) Each BORROWER agrees to and shall forthwith deposit or shall cause to be deposited all Collateral Proceeds into one or more of the aforementioned Lockboxes, Blocked Accounts and/or such other place designated by LENDER. (B) To implement the foregoing, each BORROWER agrees to and shall direct its Account Debtors and other third parties to remit all the Collateral Proceeds directly to one or more Lockboxes, Blocked Accounts and/or such other place designated by LENDER.

                 (5) As it relates to each Lockbox, each BORROWER hereby authorizes LENDER to, transfer or cause the transfer of (on a daily basis or other frequency determined by LENDER) all amounts from each aforementioned Lockbox into one or more of the aforementioned Blocked Accounts.

                 (6) Each BORROWER agrees to and shall forthwith transfer, assign, endorse, deliver and turn over to LENDER for LENDER's deposit into any such Blocked Account and/or such other place designated by LENDER all the Collateral Proceeds which, despite any such BORROWER's aforementioned direction to its Account Debtors and other third parties, are received by any such BORROWER.

                 (7) In no case shall any BORROWER commingle any of the Collateral Proceeds with any other property of any person or entity not a BORROWER, but shall keep such Collateral Proceeds held in trust for LENDER as LENDER's exclusive property and immediately transfer, assign, endorse, deliver and/or turn such Collateral Proceeds over to LENDER in the identical form received (excluding endorsements necessary for collection for the benefit of LENDER) to a Lockbox, Blocked Account and/or such other place designated by LENDER.

                 (8) (A) Each BORROWER hereby authorizes LENDER to effect the repayment of the Advances Outstanding on the REVOLVING LOAN, the payment of interest thereon and the other Liabilities on a continuing and continual basis, either daily or on another frequency determined by LENDER, by LENDER's transfer, withdrawal or "sweep" of all funds on deposit in the Blocked Accounts.

                     (B) Funds deposited into a Blocked Account prior to 12 noon on any Business Day will normally be transferred, withdrawn or "swept" by LENDER on the immediately following Business Day and funds deposited into a Blocked Account at or after 12 noon on any Business Day will normally be transferred, withdrawn or "swept" by LENDER on the second Business Day following said deposit.

                     (C) LENDER will apply the funds so transferred, withdrawn or "swept" by LENDER to the repayment of Advances Outstanding on the REVOLVING LOAN on the applicable Business Day on which LENDER's aforesaid transfer, withdrawal or "sweep" occurs.

                     (D) LENDER may apply such funds towards satisfying any of the Liabilities of any BORROWER in any order or priority which LENDER in the exercise of its reasonable commercial judgment deems fit.

                 (9) If notwithstanding the application of funds in the Blocked Accounts as set forth above, the BORROWERS are not in compliance with the Lending Formula at any time or by operation of any circumstance, the BORROWERS must, immediately upon the earlier of any BORROWER's knowledge that non-compliance exists or notice from LENDER to do so, bring the REVOLVING LOAN into compliance with the Lending Formula. No BORROWER will be able to draw under the REVOLVING LOAN unless all Advances Outstanding under the REVOLVING LOAN (after giving effect to the drawing) would be in compliance with the Lending Formula. In the event that the BORROWERS fail to so bring all balances Outstanding under the REVOLVING LOAN into compliance with the Lending Formula, such failure shall be an Event of Default of all BORROWERS hereunder and LENDER shall have all rights which arise therefrom.

             (c) The BORROWERS recognize that the amounts evidenced by checks, notes, drafts or any other items of payment relating to and/or proceeds of Collateral (other than payment via wire transfer or electronic depository check) may not be collectible by LENDER on the date received. In consideration of LENDER's agreement to conditionally afford the BORROWERS credit as of the Business Day on which LENDER receives those items of payment, each BORROWER agrees that, in computing the charges imposed under this Agreement, all items of payment shall be deemed applied by LENDER against the Liabilities (subject to final payment of such items) two Business Days after the applicable Business Day on which LENDER transfers, withdraws or "sweeps" funds from the corresponding Blocked Account. LENDER is not, however, required to give any BORROWER credit for the amount of any item of payment which is unsatisfactory to LENDER and LENDER may charge the BORROWERS for the amount of any item of payment which is returned to LENDER unpaid.

             (d) All payments shall be made at the LENDER location or other office that LENDER may hereafter designate by written notice to the BORROWERS given in accordance with this Agreement.

             (e) Nothing in this Section 2.5 is intended to limit LENDER's right under Section 2.4(c).

         2.6 PAYMENT OF INTEREST ON THE REVOLVING LOAN.

             (a) Advances Outstanding on the REVOLVING LOAN shall bear per annum interest from the date of each such Advance at (1) a per annum rate (the "Prime Based Rate" more fully defined below) based on the fluctuating Prime Rate or (2) at the BORROWERS' option (the "LIBOR Option") to be exercised in the manner set forth below, a per annum rate (the "LIBOR Based Rate" more fully defined below) based on LIBOR (as defined below).

             (b) (1) The Prime Based Rate shall equal the Prime Rate, floating, plus 25 basis points, provided, however, that notwithstanding the foregoing, if the BORROWERS comply with and maintain the Rate Reduction Benchmark set forth in
Section 5.26 below (but only during the term of such compliance) and so long as no Event of Default has occurred, then the Prime Based Rate shall equal the aforesaid Prime Rate, floating.

                 (2) Any rate of interest determined at a Prime Based Rate will increase or decrease with each change in the Prime Rate effective as of the effective date of each such change, as established by Fleet National Bank (or any successor thereto), without prior notice to the BORROWERS. Any change in the Prime Rate shall not affect or alter any other terms of this Agreement or any of the other Loan Documents.

             (c) The LIBOR Based Rate (the "LIBOR Based Rate") shall be a rate per annum equal to 225 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below). It is understood that each determination of a LIBOR Based Rate shall be made by LENDER in its sole and absolute discretion and shall be conclusive and binding upon the BORROWERS, absent manifest error. Notwithstanding the foregoing, if the BORROWERS comply with and maintain the Rate Reduction Benchmark set forth in
Section 5.26 below (but only during the term of such compliance) and so long as no Event of Default has occurred, then the LIBOR Based Rate shall equal 200 basis points in excess of LIBOR with respect to the applicable LIBOR Based Interest Period.

             (d) (1) The determination whether the BORROWERS have met and complied with the Rate Reduction Benchmark for purposes of obtaining an interest rate reduction will be made quarterly and determined by reference to the quarterly and annual financial statements which the BORROWERS are required to submit and will be made by LENDER within 30 business days after LENDER's receipt of all necessary financial statements and other information from the BORROWERS. If the BORROWERS meet and comply with the Rate Reduction Benchmark, the interest rate reduction will be effective on the first day of the quarter subsequent to LENDER's receipt of the BORROWERS' financial statements evidencing that the BORROWERS have complied with the Rate Reduction Benchmark.

                 (2) In the event that the BORROWERS qualify for the aforementioned interest rate reduction, the BORROWERS must continue to satisfy the Rate Reduction Benchmark at all times or the interest rate reduction will be withdrawn and the higher rate reinstated.

                 (3) The determination whether the BORROWERS remain in compliance with the Rate Reduction Benchmark for purposes of continuing the interest rate reduction will be made quarterly and annually by reference to the quarterly and annual financial statements which the BORROWERS are required to submit and such determination will be effective on the first day of the quarter subsequent to LENDER's receipt of the BORROWERS' financial statements evidencing that the BORROWERS no longer comply with the Rate Reduction Benchmark, provided, however, that nothing in the foregoing shall prevent LENDER from discontinuing the interest rate reduction prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with the Rate Reduction Benchmark.

                 (4) In the event that the BORROWERS lose their entitlement to an interest rate reduction as aforesaid, the BORROWERS will not be entitled to again seek to qualify for an interest rate reduction until LENDER's receipt of the BORROWERS' next quarterly financial statements.

             (e) For purposes of the determination of any LIBOR Based Rate, the following terms shall have the following meanings:

                  (1)(A) "LIBOR" means, as applicable to any LIBOR Based Interest Period, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Based Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Based Interest period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, then LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two London Banking Days prior to the beginning of such interest period.

                     (B) If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Based Interest Period which are offered by four major banks (as selected by LENDER) in the London interbank market at approximately 11:00 a.m. London time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Interest Period. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Based Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two London Banking Days preceding the first day of such LIBOR Based Interest Period. In the event that LENDER is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Based Interest Period cannot be determined.

                     (C) In the event that the Board of Governors of the Federal Reserve System shall impose a LIBOR Reserve Percentage with respect to LIBOR deposits of LENDER then for any period during which such LIBOR Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the LIBOR Reserve Percentage.

                  (2) "LIBOR Based Interest Period" shall mean the period commencing on the date so specified in the BORROWERS' notice to LENDER of any election to exercise the LIBOR Option and ending on the date specified in such notice, which ending date (i) shall be either 30 days, 60 days or 90 days after the commencement of the LIBOR Based Interest Period, and (ii) shall in no event extend beyond the termination date or any extended termination date of the REVOLVING LOAN. No LIBOR Based Interest Period shall commence other than on a Business Day. If any LIBOR Based Interest Period shall end on a day which is not a Business Day, such LIBOR Based Interest Period shall be extended to the next succeeding Business Day.

                  (3) "LIBOR Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars in respect of Eurocurrency liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System) (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on loans covered by a LIBOR Based Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of LENDER to United States residents). The LIBOR Based Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

                  (4) "London Banking Day" shall mean a day which is not a Saturday, Sunday or day on which banks in London are required or permitted to close.

                  (5) "Principal Balance" means, at any time, the portion or portions of the Outstanding principal amount of the REVOLVING LOAN on which the BORROWERS have elected to have interest determined or to be determined, as applicable, at a LIBOR Based Rate and includes all amounts that are to be borrowed at a LIBOR Based Rate, whether or not the applicable BORROWER actually borrows such amounts.

                  (6) "Roll Over Date" shall mean the day immediately following the last day of a LIBOR Based Interest Period.

             (f) Any BORROWER wishing to exercise the LIBOR Option shall, acting only through CD&L as its designated agent, give LENDER written or telex or facsimile notice (receipt of which must be confirmed by LENDER) of any election to exercise such LIBOR Option at least two (2) London Banking Days prior to the commencement of a LIBOR Based Interest Period, which notice shall specify (1) the Principal Balance with respect to which such BORROWER is making such election, and (2) in conformity with the definition of "LIBOR Based Interest Period" set forth above, the date upon which such LIBOR Based Interest Period is to commence and (3) its duration. LENDER shall, as soon as practical prior to or on the date of the commencement of the LIBOR Based Interest Period, determine and quote to the applicable BORROWER (through its agent CD&L) a LIBOR Based Rate with respect to the Principal Balance specified in such notice, and notify such BORROWER (through its agent CD&L) of the date and time by which such BORROWER must accept the quoted LIBOR Based Rate. If such BORROWER, acting only through CD&L as its designated agent, rejects the quoted LIBOR Based Rate, or if such BORROWER, acting through its agent as aforesaid, does not inform LENDER of its acceptance of the quoted LIBOR Based Rate by the date and time specified by LENDER, time being of the essence, the Prime Based Rate shall apply or shall continue to apply to the Principal Balance. If such BORROWER, acting through its agent as aforesaid, accepts the quoted LIBOR Based Rate by the date and time specified by LENDER, the quoted LIBOR Based Rate shall be applicable to the Principal Balance during the LIBOR Based Interest Period specified by such BORROWER in such notice. A quoted LIBOR Based Rate may be accepted by a BORROWER, acting only through its agent as aforesaid, either orally or in writing, provided that any such oral acceptance shall be immediately confirmed by the applicable BORROWER (through its agent as aforesaid) in writing or by telex or by facsimile (receipt of which must be confirmed by LENDER). The interest rate applicable to the Principal Balance, with respect to which a BORROWER has so accepted a quoted LIBOR Based Rate, shall revert from the LIBOR Based Rate applicable thereto to the Prime Based Rate as of the Roll Over Date applicable thereto. LENDER shall be under no duty or obligation to notify any BORROWER (whether through its agent or otherwise) that the interest rate on the Principal Balance is about to revert from a LIBOR Based Rate to the Prime Based Rate.

             (g) The LIBOR Option may only be exercised by a BORROWER if the Principal Balance as to which such BORROWER is making its election would bear interest at the Prime Based Rate on the date of commencement of the applicable LIBOR Based Interest Period, but for the exercise of such BORROWER of the LIBOR Option, and only if the following conditions are met:

         (1)      No Event of Default has occurred and is continuing.

         (2) The LIBOR Based Interest Period must commence on a London Banking Day.

         (3) The LIBOR Based Interest Period shall extend either 30 days, 60 days or 90 days after the commencement of the LIBOR Based Interest Period.

         (4) The LIBOR Based Interest Period shall in no event extend beyond the Revolving Loan Maturity Date or any extension of the Revolving Loan Maturity Date.

         (5) If any LIBOR Based Interest Period shall end on a day which is not a London Banking Day, such LIBOR Based Interest Period shall be extended to the next succeeding London Banking Day.

         (6) The LIBOR Option must be exercised for a minimum of $1,000,000 and integral multiples of $100,000 thereafter.

         (7) The exercise of the LIBOR Option will not result in more than 3 separate LIBOR rate subcontracts in the collective aggregate being in existence between the BORROWERS and LENDER at any one time.

             (h) In the event, and on each occasion, that on or before the date upon which a LIBOR Based Interest Period is to commence, LENDER shall have in its sole discretion made a determination (which determination shall be conclusive and binding upon the BORROWERS) that LENDER is unable to quote a LIBOR Based Rate for any reason whatsoever, LENDER shall so notify the BORROWERS and the Principal Balance with respect to which any BORROWER has exercised the LIBOR Option, shall bear interest or continue to bear interest, as applicable, at the Prime Based Rate.

             (i) In all events, interest shall be payable monthly on an accrued basis on the first day of each and every calendar month, commencing on the first day of the first month following the date hereof, and shall be calculated on the basis of a year consisting of 360 days and paid for actual days elapsed.

             (j) (1) On and after the occurrence of an Event of Default hereunder or after the Revolving Loan Maturity Date, the BORROWERS' right to select pricing options shall cease and all Outstanding Advances shall, unless otherwise agreed by LENDER, bear interest at the Default Rate.

                 (2) In addition, interest on the REVOLVING LOAN will be calculated at the Default Rate upon the occurrence of any of the following:

                  (A) on and after the occurrence and during the continuance of an Event of Default;

                  (B) prior to LENDER's declaration of an Event of Default, in the event any BORROWER does not supply or cause to be delivered to LENDER any information required by this Agreement or any of the Loan Documents by its due date and the defaulting BORROWER fails to provide such information within 10 Business Days after receipt of written notice from LENDER that such information is due.

                 (3) It is nonetheless understood that LENDER's acceptance of payment at the Default Rate does not otherwise prevent LENDER from otherwise declaring an Event of Default as a result of any BORROWER's failure to perform or observe any of the foregoing.

             (k) All agreements between the BORROWERS and LENDER are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to LENDER for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the REVOLVING LOAN shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the BORROWERS and LENDER in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New Jersey from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever LENDER should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the BORROWERS and LENDER.

         2.7 YIELD MAINTENANCE AND INDEMNIFICATION RELATING TO LIBOR BASED
INTEREST:

             (a) (1) The BORROWERS hereby jointly and severally agree to indemnify LENDER against any loss or expense which LENDER may sustain or incur as a consequence of (A) any failure by any BORROWER to borrow all or any portion of any Principal Balance or (B) the receipt or recovery by LENDER of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.

                 (2) Without limiting the effect of the foregoing, the amount to be paid by the BORROWERS to LENDER in order to indemnify LENDER for any loss occasioned by any of the events described in the preceding provisions of this Section, and as liquidated damages therefor, shall be equal to the following amount:

                  The current rate for United States Treasury securities (Bills on a discounted basis shall be converted to a bond equivalent) with a maturity closest to the maturity date of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option and as to which the prepayment is made shall be subtracted from the "cost of funds" component of the LIBOR Based Rate in effect at the time of the prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the Principal Balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the number of days remaining in the designated term and using the above referenced United States Treasury security rate and the number of days remaining in the term of the LIBOR Based Interest Period chosen pursuant to the LIBOR Option as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to LENDER upon any prepayment of any Principal Balance. Such yield maintenance fee shall be paid, if due under the formula set forth above, upon the receipt or recovery by LENDER of all or any part of any Principal Balance prior to the maturity thereof whether by voluntary or involuntary prepayment, acceleration or otherwise.

                 (3) A certificate as to any additional amounts payable pursuant to this Section setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by LENDER set forth therein if made reasonably and in good faith. The BORROWERS shall pay any amounts so certified to it by LENDER within 10 days of receipt of any such certificate. For purposes of this Section, all references to "LENDER" shall be deemed to include any participant in the REVOLVING LOAN.

                 (4) The indemnities provided for herein shall survive payment in full of the principal amount of the REVOLVING LOAN and the interest due hereon.

         2.8 EVIDENCE OF INDEBTEDNESS UNDER THE REVOLVING LOAN.

             (a) BORROWERS' Obligation to Repay the REVOLVING LOAN and to Guarantee Evidenced by This Agreement. Each BORROWER's joint and several obligation, whether as a borrower of proceeds of the REVOLVING LOAN or as a guarantor of the obligations of the other BORROWERS to repay proceeds of the REVOLVING LOAN which it received, shall be evidenced by this Agreement.

             (b) "Master" Revolving Note and Definition of REVOLVING NOTE.

                 (1) In addition, each BORROWER's joint and several obligation as a co-BORROWER of proceeds of the REVOLVING LOAN shall be evidenced by that certain "master" promissory note executed by all BORROWERS (in their capacities as co-BORROWERS) and made payable to the order of LENDER.

                 (2) The foregoing"master" Revolving Note, together with all extensions, modifications (including without limitation modifications increasing or decreasing the amount thereof), refinancings, renewals, substitutions, replacements and/or redatings thereof, together with the foregoing records of LENDER are collectively referred to as the "REVOLVING NOTE" in this Agreement.

             (c) BORROWERS' Obligation to Repay/Guarantee Repayment of REVOLVING LOAN Evidenced by Records of LENDER.

                 (1) In addition to each BORROWER's obligations being evidenced by both this Agreement and the Revolving Note, the amount due on the REVOLVING LOAN, all advances made by LENDER under the REVOLVING LOAN and all interest and other amounts due under the REVOLVING LOAN and this Agreement and all payments made on account of principal and/or interest and/or such other amounts may be entered by LENDER on its records. The aggregate unpaid principal and/or interest and/or other amounts entered and shown on LENDER's records shall further evidence the principal and/or interest and/or other amounts owing and unpaid on the REVOLVING LOAN and this Agreement.

                 (2) LENDER may provide on a monthly basis a statement of the aforementioned records. If the BORROWERS fail to object to any such statement within ninety (90) days after it is received by the BORROWERS, it shall be deemed to be an account stated and binding upon the BORROWERS. Notwithstanding the foregoing, LENDER's failure to enter the date and amount of any advance on such records shall not, however, limit or otherwise affect the joint and several obligation of the BORROWERS under this Agreement to repay the principal amount of the Advances and re-Advances made by LENDER to the BORROWERS under this Agreement together with all interest accruing thereon.

         2.9 TERM OF THE REVOLVING LOAN AND PREPAYMENT PREMIUMS.

             (a) Revolving Loan Maturity Date: The REVOLVING LOAN shall continue in full force and effect until the Revolving Loan Maturity Date unless LENDER's relationship with the BORROWERS under the REVOLVING LOAN is sooner terminated or modified as provided herein.

             (b) Termination by LENDER. LENDER may terminate this Agreement without notice upon or after the occurrence of an Event of Default or as otherwise allowed by this Agreement.

             (c) Termination by BORROWERS. The BORROWERS may, at their option and upon at least twenty (20) Business Days prior written notice to LENDER, terminate this Agreement; provided, however, no such termination shall be effective until the BORROWERS have indefeasibly paid all of the Liabilities in immediate available funds. Any notice of termination given by a BORROWER shall be irrevocable unless LENDER otherwise agrees in writing, and LENDER shall have no obligation to make any Advances or other financial accommodations on or after the termination date stated in such notice. The BORROWERS can elect to terminate this Agreement in its entirety only. No section of this Agreement or type of loan or financial accommodation available to any one BORROWER hereunder may be terminated singly.

             (d) Termination/Acceleration Charges. At the effective date of the termination of this Agreement whether by LENDER or by the BORROWERS for any reason prior to the Revolving Loan Maturity Date or upon the acceleration or permanent prepayment of the amounts due hereunder for any reason prior to the Revolving Loan Maturity Date, the BORROWERS shall pay to LENDER (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, the following, as applicable:

                 (1) If prepayment/acceleration occurs during the period commencing on the date hereof and ending on the first anniversary of the date hereof, the BORROWERS shall pay a premium to $300,000, i.e., 2% of the face amount of the REVOLVING LOAN facility, unless the BORROWERS and LENDER have in writing prior to such prepayment/acceleration agreed to a permanent reduction in the maximum possible amount of the REVOLVING LOAN facility (now $15,000,000), then 2% of the face amount of the REVOLVING LOAN facility as so permanently reduced.

                 (2) If prepayment/acceleration is made during the period commencing on the day immediately following the first anniversary of the date hereof and ending on the second anniversary of the date hereof, the BORROWERS shall pay a premium equal to $150,000, i.e., 1% of the face amount of the REVOLVING LOAN facility, unless the BORROWERS and LENDER have in writing prior to such prepayment/acceleration agreed to a permanent reduction in the maximum possible amount of the REVOLVING LOAN facility (now $15,000,000), then 1% of the face amount of the REVOLVING LOAN facility as so permanently reduced.

                 (3) If prepayment/acceleration is made during the period commencing on the day immediately following the second anniversary of the date hereof and ending on the third anniversary of the date hereof, the BORROWERS shall pay a premium equal to $75,000, i.e., 1/2 of 1% of the face amount of the REVOLVING LOAN facility, unless the BORROWERS and LENDER have in writing prior to such prepayment/acceleration agreed to a permanent reduction in the maximum possible amount of the REVOLVING LOAN facility (now $15,000,000), then 1/2 of 1% of the face amount of the REVOLVING LOAN facility as so permanently reduced.

         (e) LIBOR indemnification. In addition to the prepayment premiums set forth above, in the event that interest on any portion or portions of the REVOLVING LOAN is being determined at a LIBOR Based Rate, such portion or portions may be prepaid at any time but such prepayment must be made for the entirety of the portion for which LENDER has entered into contracts relating to LIBOR pricing. Partial prepayments of any such portion or portions are not allowed. In the event of any such prepayment, the indemnification and yield maintenance provisions set forth in Section 2.7 above shall apply.

             (f) Effect of Termination.

                 (1) All of the Liabilities shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of the BORROWERS contained in the Loan Documents shall survive any such termination and LENDER shall retain its security interest and liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until the BORROWERS have indefeasibly paid the Liabilities to LENDER in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Liabilities, LENDER shall not be required to terminate its security interests and liens in the Collateral unless, with respect to any loss or damage LENDER may incur as a result of dishonored checks or other items of payment received by LENDER from the BORROWERS or any Account Debtor and applied to the Liabilities, LENDER shall, at its option, (i) have received a written agreement, executed by the BORROWERS and by any person whose loans or other Advances to the BORROWERS are used in whole or in part to satisfy the Liabilities, indemnifying LENDER from any such loss or damage; or (ii) have retained any monetary reserves or security interest and liens on the Collateral for such period of time as LENDER, in its reasonable discretion, may deem necessary to protect LENDER from any such loss or damage.

                 (2) Despite any termination of the relationship between LENDER and the BORROWERS under the REVOLVING LOAN, regardless whether such termination has been made by LENDER or the BORROWERS, LENDER shall continue to have all of the rights and remedies provided to LENDER under this Agreement (including, without limitation, LENDER's rights as a secured party) until such time that all of the Liabilities are indefeasibly paid in full.

         2.10 LETTERS OF CREDIT.

             (a) Issuance.

                 (1) Subject to the terms and conditions of this Agreement, LENDER will issue or cause to be issued the Captive Insurance Letter of Credit and in addition, from time to time and in its sole discretion and at the request of and for the account of such requesting BORROWER, issue or create or cause to be issued or created (whether through a LENDER's Affiliate or otherwise) other Letters of Credit for the benefit of beneficiaries designated by such requesting BORROWER. The Letters of Credit (including the Captive Insurance Letter of Credit) and the various documents related thereto are herein collectively called "Financing Documents".

                 (2) Unless otherwise agreed by LENDER in writing, LENDER will not issue or create or cause to be issued and created any Financing Document if the issuance thereof will result in more than $8,500,000 being outstanding in Letters of Credit in the aggregate at any one time.

                 (3) Unless otherwise agreed by LENDER in writing, all shipping documents must be consigned to LENDER.

                 (4) Each Financing Document shall provide that drafts drawn thereunder must be presented to LENDER or the issuer/obligor thereof on or prior to 180 days after the issuance thereof (unless otherwise agreed by LENDER but in no event later than the Revolving Loan Maturity Date), and, in the case of the Letters of Credit, that any acceptances created thereunder shall mature not later than 180 days after the creation thereof (unless otherwise agreed by LENDER but in no event later than the Revolving Loan Maturity Date).

                 (5) A BORROWER seeking the issuance of a Letter of Credit must give notice to LENDER of a request for the issuance of any Financing Document not less than 10 Business Days prior to the proposed issuance date (which prescribed time period may be waived at the option of LENDER in the exercise of its sole discretion). Each such notice shall specify: (A) the requested date of such issuance (which shall be a Business Day); (B) the maximum amount of such Financing Document; (C) the expiration date of such Financing Document; (D) the purpose of such Financing Document; (E) the name and address of the beneficiary of such Financing Document; and (F) the required documents under any such Financing Document.

                 (6) Notwithstanding the foregoing, LENDER shall not be under any obligation to issue or create or cause to be issued and created any Financing Document if at the time of such issuance any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain LENDER or the issuer/obligor thereof from issuing such Financing Document or any requirement of law applicable to LENDER or the issuer/obligor thereof or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over LENDER or any such issuer/obligor thereof shall prohibit, or request that LENDER or any such issuer/obligor thereof refrain from, the issuance of Letters of Credit, generally or any such Financing Documents in particular, or shall impose upon LENDER or any such issuer/obligor thereof with respect to any Financing Document any requirement (for which LENDER or any such issuer/obligor thereof is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to LENDER or any such issuer/obligor thereof as of the date hereof and which LENDER or any such issuer/obligor thereof in good faith deems material to it.

         (b) Evidence of Obligation to Pay Amounts Due under the Financing
Documents:

                 (1) LENDER's rights and the BORROWERS' obligations with regard to each Financing Document shall be determined and governed by this Agreement as supplemented by any present or future application for any such Financing Document executed by the applicable BORROWER (if any such application was in fact executed by such BORROWER) or, if no such application was executed by such BORROWER, then by the standard form of Financing Document application in use by the applicable issuer/obligor thereof at the time LENDER issued or caused to be issued any such Financing Document. The foregoing shall apply whether or not the BORROWER for whose account the Letter of Credit is being issued actually executed any such application. Each such application executed by any such BORROWER and each such standard form of application is hereinafter called an "Application" and collectively are called the "Applications".

                 (2) (A) In addition, payments made by LENDER against any Letter of Credit Obligations, repayments of such drawings made by or on behalf of the BORROWER for whose account the Letter of Credit is being issued and all other amounts due or paid on account of any Letter of Credit Obligations, shall be entered by LENDER on its records. The aggregate unpaid amounts shown on the aforementioned records of LENDER shall evidence the principal, interest and other amounts owed by such BORROWER on account of the Letter of Credit Obligations. LENDER's failure to enter any such amount on such records shall not, however, limit or otherwise affect the joint and several obligations of the BORROWERS under this Agreement to pay to LENDER all amounts owing on account of the Letter of Credit Obligations.

                     (B) LENDER shall provide on a monthly basis a statement of the aforementioned records. If the BORROWERS fail to object to any such statement within sixty (60) days after it is received by the BORROWERS, it shall be deemed to be an account stated and binding upon the BORROWERS. Notwithstanding the foregoing, LENDER's failure to enter the date and amount of any advance on such records shall not, however, limit or otherwise affect the joint and several obligation of the BORROWERS under this Agreement to pay to LENDER all amounts owing on account of the Letter of Credit Obligations.

             (c) Repayment of Amounts Due under the Financing Documents; Mandatory Borrowings to Satisfy Payment Obligations under the Financing
Documents:

                 (1) The BORROWER for whose account any Letter of Credit has been issued (a) shall immediately reimburse LENDER for drafts drawn under any Financing Document and all other Letter of Credit Obligations in immediately available funds or (b) shall otherwise reimburse LENDER on such terms as may be set forth in any applicable Application. For purposes of this Agreement, LENDER will be deemed to have the same rights as any issuer/obligor under any such applicable Application.

                 (2) By its execution of this Agreement, each BORROWER hereby authorizes LENDER to effect payment of the amount necessary for repayment of the applicable draft and all other Letter of Credit Obligations pursuant to the Authorization to Charge. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several payment liability of all the BORROWERS.

                 (3) Notwithstanding the foregoing, in the event that LENDER in its sole discretion elects not to effect payment as aforesaid, any funds advanced by LENDER in payment of any Financing Document shall be due and payable immediately and shall bear interest until paid in full at the rate provided in this Agreement if "loan value" exists or at the Default Rate if no such "loan value" exists, such interest to be payable on demand. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

         (d) Non-Liability of LENDER: The BORROWERS assume all risks of the acts or omissions of any beneficiary or transferee of any Financing Document with respect to its use thereof. Neither LENDER nor any LENDER's Affiliate nor any of officers or directors of LENDER nor any LENDER's Affiliate shall be liable or responsible for any of the following:

                  (1) the use that may be made of any Financing Document or any acts or omissions of any beneficiary or transferee in connection therewith;

                  (2) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                  (3) payment by LENDER or any LENDER's Affiliate against presentation of documents that do not comply with the terms of the Financing Document issued or created by LENDER or caused to be issued or created by LENDER or any LENDER's Affiliate except that the BORROWER for whose account the Letter of Credit is being issued shall have a claim against LENDER, and LENDER shall be liable to such BORROWER, to the extent of any direct, but not consequential, damages suffered by such BORROWER that such BORROWER proves were caused solely by (A) LENDER's willful misconduct or negligence in determining whether documents presented under any Letter of Credit comply with the terms of such Letter of Credit or (B) LENDER's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and documents and/or certificates strictly complying with the terms and conditions thereof;

                  (4) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they are in cipher;

                  (5) errors in interpretation of technical terms provided by the BORROWERS;

                  (6) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; and

                  (7) any consequence arising from causes beyond the control of LENDER, including, without limitation, any government acts. None of the above shall affect, impair, or prevent the vesting of any of LENDER's rights or powers hereunder, including rights of subrogation. In furtherance and not in limitation of the foregoing, LENDER may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary unless
                           (A) the BORROWERS provide sufficient prior written notice to LENDER as to why any Letter of Credit otherwise appearing on its face to be in order should not be paid and (B) the BORROWERS establish and maintain with LENDER a cash escrow in an amount equal to the unpaid amount of the applicable Letter of Credit together with sufficient funds necessary to satisfy the estimated indemnification obligations set forth in subsection (e) below.

Unless otherwise agreed as part of the issuance of any particular Letter of Credit, the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce shall be deemed a part of this Section as if incorporated herein in all respects and shall apply to the Letters of Credit.

             (e) Indemnification of LENDER: In addition to amounts payable as elsewhere provided in this Agreement, without duplication, each BORROWER agrees to indemnify and save harmless LENDER and each issuer/obligor of any Financing Document from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which LENDER or any such issuer/obligor may incur or be subject to as a consequence, direct or indirect, of the issuance of any Financing Document or any action or proceeding relating to a court order, injunction, or other process or decree restraining or seeking to restrain LENDER or any such issuer/obligor from paying any amount under any Financing Document or the failure of LENDER or any such issuer/obligor to honor a drawing under any Financing Document issued or created by LENDER or caused to be issued or created by LENDER as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, except that LENDER shall not be entitled to indemnification for matters caused solely by its gross negligence or willful misconduct. Without modifying the foregoing, and anything contained herein to the contrary notwithstanding, the BORROWER for whose account the Letter of Credit has been issued shall cause each Financing Document issued for its account to be canceled and returned to LENDER or the applicable issuer/obligor on or before its expiration date.

             (f) Fees for the Letters of Credit: For the issuance, payment and/or amendment of the Letters of Credit, the BORROWERS will pay all customary and applicable charges of LENDER or the applicable issuer/obligor thereof for each Letter of Credit issued, together with a 175 basis points per annum fee (pro-rated monthly) of the average amount of the Letters of Credit outstanding during each calendar month (or part thereof in cases where less than a full calendar month is involved), payable monthly in arrears.

             (g) Inconsistencies: In the event that any term or condition set forth in any Application shall be inconsistent with the terms and conditions of this Agreement, such inconsistency shall be resolved by an interpretation which expands LENDER's rights rather than limits LENDER's rights.

         2.11 LATE CHARGES:

             (a) Any payment of interest due on any of the Liabilities received more than 10 days after the payment's due date, if accepted by LENDER, will be subject to a late charge of 5% of the total interest installment due.

             (b) Nothing in the foregoing is intended to mean that LENDER will accept any payment after the payment's due date.

             (c) Nothing in the foregoing is intended to mean that LENDER's acceptance of any payment more than 10 days after the payment's due date, other than acceptance of payment of all applicable sums outstanding, is a cure of any default.

         2.12 AUTHORIZATION TO CHARGE AMOUNTS DUE UNDER THIS AGREEMENT. Each BORROWER hereby gives LENDER the Authorization to Charge. Such authorization is a power coupled with an interest and is irrevocable. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several payment liability of all the BORROWERS.

         2.13 MANDATORY REPAYMENT OF ALL LIABILITIES. If any BORROWER terminates its REVOLVING LOAN relationship with LENDER, then, at LENDER's option, this Agreement may be terminated and, also at LENDER's option, all of the remaining Liabilities are subject to acceleration in full. If LENDER terminates its REVOLVING LOAN relationship with any BORROWER, then, at LENDER's option, this Agreement may be terminated and, also at the option of LENDER, all of the remaining Liabilities of all BORROWERS are subject to acceleration in full. The rights set forth in this Section are in addition to all rights of LENDER to terminate the REVOLVING LOAN and accelerate the payment of all Liabilities upon the occurrence of an Event of Default.

          2.14 APPLICATION OF PAYMENTS. LENDER may apply all payments and other sums of money received by it from or on account of any BORROWER towards satisfying any of the Liabilities of such BORROWER or any other BORROWER in any order or priority which LENDER in the exercise of its reasonable commercial judgment deems fit.

         2.15 OTHER LOANS.

         (a) Notwithstanding the other provisions of this Article II, LENDER may make Other Loans (as defined in subparagraph (b) below) to any BORROWER.

             (b) In the event (1) that advances are made from time to time by LENDER to any, some or all BORROWERS not in compliance with the Lending Formula or the "loan value" requirements of this Article II or (2) that advances are made from time to time by LENDER to any, some or all BORROWERS over and above any advance rate or other monetary limitation on the REVOLVING LOAN or over and above any other limitation set forth in this Agreement or (3) that any, some or all BORROWERS should directly or indirectly become indebted to LENDER for obligations other than those arising under this Agreement, then in such cases, such advances or such indebtedness shall be considered "Other Loans" and shall be covered by the terms of this Agreement, including but not limited to those provisions affording LENDER a security interest in the Collateral so as to secure payment of all such Other Loans.

         2.16 BORROWERS' ABSOLUTE GUARANTY OBLIGATIONS.

             (a) As it relates to the Liabilities owed by each BORROWER, each of the other BORROWERS hereby unconditionally and irrevocably guarantees to LENDER as a primary obligor and not as a mere surety each of those Liabilities.

             (b) The foregoing obligations of each BORROWER under this Agreement (whether as a direct borrower of funds under this Agreement or as a co-BORROWER under the REVOLVING LOAN or as a guarantor obligated to repay funds borrowed from LENDER by the other BORROWERS) and all other obligations (whether monetary or non-monetary) of each BORROWER under this Agreement shall be joint and several, absolute, unconditional and irrevocable.

             (c) All the obligations of each BORROWER set forth in this Section shall remain in full force and effect until all of the Liabilities shall have been paid in full and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever.

             (d) None of the aforesaid obligations of any BORROWER shall be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following circumstances:

                  (1 LENDER's compromise, settlement, release, change, modification, amendment (whether material or otherwise) or termination of any or all of the obligations, duties, covenants or agreements of any other BORROWER or other party under any of the Loan Documents;

                  (2 LENDER's waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in the Loan Documents;

                  (3 LENDER's extension, renewal or modification of any of the Loan Documents or the extension, renewal, modification or waiver of the performance of any obligation thereunder;

                  (4 LENDER's extension of the time for payment of (A) the principal of, and premium, if any, and interest on the REVOLVING LOAN, any Other Loans, or any of the other Liabilities or (B) the performance of any other obligations, covenants or agreements of any person or entity under or arising out of the Loan Documents;

                  (5 LENDER's taking or not taking any of the actions referred to in the Loan Documents;

                  (6 LENDER's release (whether with or without consideration), impairment, failure to perfect a security interest in, exchange, surrender, substitution or modification of any Collateral;

                  (7 any failure, omission or delay on the part of LENDER to enforce, assert or exercise any right, power or remedy conferred on it in the Loan Documents or any other action or acts on the part of LENDER;

                  (8 the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment or, other similar proceedings which affect any other BORROWER or any of the assets of any of them, or any allegation or invalidity or contest of the validity of any of the Loan Documents in any proceeding;

                  (9 LENDER's release (whether with or without consideration) or discharge of any other BORROWER from the performance or observance of any obligation, covenant or agreement contained in this Agreement or in any guaranty of the Liabilities;

                  (10 the default or failure of any other BORROWER fully to perform any of the obligations set forth in the Loan Documents;

                  (11 any lack of validity or enforceability of any of the Loan Documents as they may relate to any other BORROWER;

                  (12 LENDER's inability to recover payment from any person or entity under the Loan Documents; or

                  (13 LENDER's amendment or waiver of or any consent to departure from all or any of the Loan Documents.

         2.17 RIGHT TO PROCEED AGAINST THE BORROWERS. Upon the occurrence of an Event of Default, LENDER may proceed directly against any, some or all of the BORROWERS. As it relates to each BORROWER's obligations to pay and be responsible as a primary obligor for the Liabilities of any other BORROWER, THIS IS, IN ADDITION TO BEING A PRIMARY OBLIGATION OF EACH BORROWER, A GUARANTY OF PAYMENT AND NOT A GUARANTY OF COLLECTION, and upon the occurrence of an Event of Default, this Agreement may be enforced directly against any, some or all BORROWERS (1) without first proceeding against any other BORROWER or (2) without first proceeding against any guarantor of the Liabilities (whether or not such guarantor is also a BORROWER and whether or not such guarantor is named in this Agreement) or (3) without first proceeding against any Collateral or (4) without first proceeding against or exhausting any other remedies which LENDER may have or (5) without first resorting to any other security held by LENDER, regardless of by whomsoever given.

         2.18 DELAY OF RIGHTS.

             (a) No BORROWER shall be subrogated, in whole or in part, to the rights of any person (including any other BORROWER) in the Loan Documents and no BORROWER shall have rights against any other BORROWER until all of the Liabilities are first indefeasibly paid in full.

             (b) Each BORROWER is jointly and severally liable for the payment of all Liabilities and, in furtherance of the foregoing, each BORROWER waives its right of contribution and/or indemnification from each other BORROWER until all of the Liabilities are first indefeasibly paid in full.

         2.19 FEES.

             (a) Closing Fee:

                  (1 The BORROWERS shall pay LENDER a one-time Closing Fee of $100,000. The aforementioned Closing Fee shall be considered earned at closing and, subject to acceleration as set forth below, shall be paid to LENDER as follows:

                           (A the non-refundable sum of $33,333.34 paid prior to the date hereof;

                           (B the sum of $33,333.33 payable on the date hereof; and

                           (C the sum of $33,333.33 to be paid 180 days from the date hereof.

                  (2 If this Agreement is terminated or the payments due hereunder accelerated for any reason prior to the full payment of such $100,000, the balance owing will be due on the date of such termination or acceleration.

             (b) Unused Revolving Loan Facility Fee. In the event that average daily usage (including Outstanding Letters of Credit) under the REVOLVING LOAN during any calendar month or part thereof falls below $15,000,000, an unused facility fee will be charged on the short fall on a pro-rated basis determined at a rate equal to 50 basis points per annum. On the first day of the calendar month immediately following the end of the preceding calendar month, the BORROWERS will be responsible for the payment of the unused facility fee, if any, then due. By its execution of this Agreement, each BORROWER hereby authorizes LENDER to effect payment of such fee pursuant to the Authorization to Charge. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several payment liability of all the BORROWERS.

             (c) Collateral Management Fee: To compensate LENDER for its expenses in monitoring, reviewing and analyzing the BORROWERS' records, financial statements and the Collateral and as more fully set forth in Article V, the BORROWERS shall pay LENDER a Collateral Management Fee of $1,000 each month payable in arrears on the last day of each month commencing the last day of the month in which this Agreement is dated and on the last day of each and every calendar month thereafter. By its execution of this Agreement, each BORROWER hereby authorizes LENDER to effect payment of such fee pursuant to the Authorization to Charge. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several payment liability of all the BORROWERS.

             (d) Field Examination Fee: As more fully set forth in Article V, the BORROWERS will reimburse LENDER for its periodic field examinations. This reimbursement shall be limited to $750 per day per examiner, plus LENDER's out-of-pocket expenses, up to a maximum of $30,000 per year. If an Event of Default has occurred and not been cured, however, there shall be no limit on LENDER's right to reimbursement of reasonable expenses actually incurred. By its execution of this Agreement, each BORROWER hereby authorizes LENDER to effect payment of such fee pursuant to the Authorization to Charge. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several payment liability of all the BORROWERS.

             (e) Customary Account Fees: The BORROWERS shall be responsible for all customary service charges associated with any accounts maintained by any BORROWER at any LENDER's Affiliate as well as all customary charges associated with any services provided by LENDER to any BORROWER relating to this Agreement.

                                END OF ARTICLE II

                                   ARTICLE III

                                   COLLATERAL

         3.1 CROSS COLLATERALIZATION. Each BORROWER agrees that the payment and performance of all Liabilities shall be secured by each and all of the following:

             (a) all Collateral hereinafter set forth in this Article III;

             (b) all Collateral hereafter given by any BORROWER to LENDER; and

             (c) all products and Proceeds of the foregoing.

         3.2 ACCOUNTS RECEIVABLE. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all Accounts, as defined herein, presently owned by the BORROWERS or hereafter existing, created or acquired by them.

         3.3 BOOKS AND RECORDS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all of the BORROWERS' Books and Records, as defined herein, whether presently owned by the BORROWERS or hereafter acquired by them.

         3.4 CHATTEL PAPER. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all of the BORROWERS' Chattel Paper, as defined herein, whether presently owned by the BORROWERS or hereafter acquired by them, and whether now or hereafter left in the possession of LENDER for any purpose.

         3.5 CONTRACT RIGHTS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all Contract Rights, as defined herein, presently owned by the BORROWERS or hereafter acquired by them.


                                      III-1

         3.6 DEPOSIT ACCOUNTS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER, hereby assign to LENDER and hereby grant to LENDER a pledge and first security interest in each and all of the following:

             (a) the balance of every demand or deposit account, now or hereafter existing, of each BORROWER with LENDER or any LENDER's Affiliate (including Fleet National Bank) or any entity under the control of FleetBoston Financial Corporation (or any successor thereto), or in transit to any of them; and

             (b) all money, instruments, securities, documents, credits, claims, and other property of each BORROWER, now or hereafter or for any purpose (including safe-keeping or pledge or security for any of the Liabilities) in the possession, custody, safekeeping or control of LENDER or any LENDER's Affiliate (including Fleet National Bank) or any entity under the control of FleetBoston Financial Corporation (or any successor thereto) or in transit to any of them; and

             (c) any sum now or hereafter owed by LENDER or any LENDER's Affiliate (including Fleet National Bank) or any entity under the control of FleetBoston Financial Corporation (or any successor thereto) in any capacity to any BORROWER whether due or not; and

             (d) all additions, substitutions, replacements, and increments to the foregoing property, as well as proceeds of all of the foregoing property in whatever form, including cash, negotiable instruments and other instruments for the payment of money.

         3.7 EQUIPMENT. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all of the BORROWERS' Equipment, as defined herein, except Equipment which is subject to the financing liens set forth on the Certification as to Liens or whose acquisition is permitted as a Capital Expenditure under Article V of this Agreement, whether such Equipment is presently owned by the BORROWERS or hereafter acquired by them, and wherever located.


                                     III-2

         3.8 GENERAL INTANGIBLES. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all General Intangibles, as defined herein, whether presently owned by the BORROWERS or hereafter acquired by them.

         3.9 GOODS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all Goods, as defined herein, whether presently owned by the BORROWERS or hereafter acquired by them.

         3.10 INSTRUMENTS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all of the Instruments, as defined herein, of the BORROWERS, whether presently owned by the BORROWERS or hereafter acquired by them, and whether now or hereafter left in the possession of LENDER for any purpose, including (without limitation) collection.

         3.11 INVENTORY. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all of Inventory, as defined herein, of the BORROWERS, whether presently owned by the BORROWERS or hereafter acquired by them, and wherever located.


                                     III-3

         3.12 ALL OTHER BUSINESS ASSETS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a first security interest in all of their other business assets, whether presently owned by the BORROWERS or hereafter acquired by them.

         3.13 PROCEEDS AND PRODUCTS. To secure payment and performance of all Liabilities, the BORROWERS hereby jointly and severally create in favor of LENDER and hereby grant to LENDER a security interest in all products and Proceeds of the Collateral.

                               END OF ARTICLE III


                                     III-4

                                   ARTICLE IV

                                 REPRESENTATIONS

         In order to induce LENDER to enter into this Agreement and to perform its obligations hereunder, each BORROWER jointly and severally makes the following representations to LENDER as of the date of this Agreement, each and all of which shall survive the execution and delivery of this Agreement for the duration of the term or renewed term or terms of, this Agreement:

         4.1 REPRESENTATIONS AND WARRANTIES RELATING TO CD&L:

                  (a) CD&L is a corporation organized and existing under the laws of the State of Delaware.

                  (b) CD&L's principal place of business is located at 80 Wesley Street, Hackensack, Bergen County, New Jersey 07606.

                  (c) CD&L is in good standing under the laws of the state of its formation.

                  (d) CD&L is qualified to do business in New Jersey and in every other jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e) CD&L's correct legal name is "CD&L, INC." but prior to the date hereof was known as "Consolidated Delivery & Logistics Inc."

                  (f)(1)   CD&L uses the trade name and trade mark "CD&L".

                     (2)   CD&L owns no trade marks or patents.

                  (g) CD&L is not engaged in any business activity other than as a holding company and business directly related thereto.

                  (h)      CD&L has the following Subsidiaries:

                     (1)   CLAYTON;

                     (2)   CLICK;

                     (3)   OLYMPIC;

                     (4)   SECURITIES;

                     (5)   SILVER STAR;

                     (6) CD&L Freight, Inc. (prior to April 9, 2001, known as "Sureway Air Traffic Corporation"), a corporation of the state of New York and an inactive, non-operating entity; and

                     (7) Liberty Transfer Corp., a corporation of the state of New Jersey and an inactive, non-operating entity.

                  (i)      The stock ownership of CD&L is publicly held.

                  (j) The Collateral given by CD&L is or will be located only at 80 Wesley Street, Hackensack, Bergen County, New Jersey 07606.

         4.2 REPRESENTATIONS AND WARRANTIES RELATING TO CLAYTON:

                  (a) CLAYTON is a corporation organized and existing under the laws of the State of Missouri.

                  (b) CLAYTON's principal place of business is located at 3390 Enterprise Drive, Hayward, California 94545.

                  (c) CLAYTON is in good standing under the laws of the state of its formation.

                  (d) CLAYTON is qualified to do business in California and Washington and in every other jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e) CLAYTON's correct legal name is "CLAYTON/NATIONAL COURIER SYSTEMS, INC."

                  (f)(1)   CLAYTON neither has nor uses any trade names.

                     (2)   CLAYTON owns no trade marks or patents.

                  (g) CLAYTON is not engaged in any business activity other than courier and delivery services and business directly related thereto.

                  (h)      CLAYTON has no Subsidiaries.

                  (i)      The sole stockholder of CLAYTON is CD&L.

                  (j) The Collateral given by CLAYTON is or will be located only at 3390 Enterprise Drive, Hayward, California 94545.

         4.3 REPRESENTATIONS AND WARRANTIES RELATING TO CLICK:

                  (a) CLICK is a corporation organized and existing under the laws of the State of New Jersey.

                  (b) CLICK's principal place of business is located at 104 Sunfield Avenue, Edison, Middlesex County, New Jersey 08818.

                  (c) CLICK is in good standing under the laws of the state of its formation.

                  (d) CLICK is qualified to do business in Connecticut, Maine, Massachusetts, New Hampshire, New York, Pennsylvania and Vermont and in every other jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e) CLICK's correct legal name is "CLICK MESSENGER SERVICE, INC."

                  (f) (1)  CLICK neither has nor uses any trade names.

                      (2)  CLICK owns no trade marks or patents.

                  (g) CLICK is not engaged in any business activity other than courier and delivery services and business directly related thereto.

                  (h)      CLICK has no Subsidiaries.

                  (i)      The sole stockholder of CLICK is CD&L.

                  (j) The Collateral given by CLICK is or will be located only at 104 Sunfield Avenue, Edison, Middlesex County, New Jersey 08818.

         4.4 REPRESENTATIONS AND WARRANTIES RELATING TO KBD:

                  (a) KBD is a corporation organized and existing under the laws of the State of North Carolina.

                  (b) KBD's principal place of business is located at 760 Reedy Creek Road, Cary, North Carolina 27512.

                  (c) KBD is in good standing under the laws of the state of its formation.

                  (d) KBD is qualified to do business in every jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e)      KBD's correct legal name is "K.B.D. SERVICES, INC."

                  (f)(1)   KBD neither has nor uses any trade names.

                     (2)   KBD owns no trade marks or patents.

                  (g) KBD is not engaged in any business activity other than courier and delivery services and business directly related thereto.

                  (h)      KBD has no Subsidiaries.

                  (i)      The sole stockholder of KBD is SILVER STAR.

                  (j) The Collateral given by KBD is or will be located only at 760 Reedy Creek Road, Cary, North Carolina 27512.

         4.5 REPRESENTATIONS AND WARRANTIES RELATING TO OLYMPIC:

                  (a) OLYMPIC is a corporation organized and existing under the laws of the State of New York.

                  (b) OLYMPIC's principal place of business is located at 185 Varick Street and 68 King Street, New York, New York 10014.

                  (c) OLYMPIC is in good standing under the laws of the state of its formation.

                  (d) OLYMPIC is qualified to do business in every jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e) OLYMPIC's correct legal name is "OLYMPIC COURIER SYSTEMS, INC."

                  (f)(1)   OLYMPIC neither has nor uses any trade names.

                     (2)   OLYMPIC owns no trade marks or patents.

                  (g) OLYMPIC is not engaged in any business activity other than courier and delivery services and business directly related thereto.

                  (h)      OLYMPIC has no Subsidiaries.

                  (i)      The sole stockholder of OLYMPIC is CD&L.

                  (j) The Collateral given by OLYMPIC is or will be located only at 185 Varick Street and 68 King Street, New York, New York 10014.

         4.6 REPRESENTATIONS AND WARRANTIES RELATING TO SECURITIES:

                  (a) SECURITIES is a corporation organized and existing under the laws of the State of New York.

                  (b) SECURITIES's principal place of business is located at 80 Wesley Street, Hackensack, Bergen County, New Jersey 07606.

                  (c) SECURITIES is in good standing under the laws of the state of its formation.

                  (d) SECURITIES is qualified to do business in New Jersey and Pennsylvania and in every other jurisdiction every jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e) SECURITIES's correct legal name is "SECURITIES COURIER CORPORATION".

                  (f)(1)   SECURITIES neither has nor uses any trade names.

                     (2)   SECURITIES owns no trade marks or patents.

                  (g) SECURITIES is not engaged in any business activity other than courier and delivery services and business directly related thereto.

                  (h)      SECURITIES has no Subsidiaries.

                  (i)      The sole stockholder of SECURITIES is CD&L.

                  (j) The Collateral given by SECURITIES is or will be located only at 80 Wesley Street, Hackensack, Bergen County, New Jersey 07606.

         4.7 REPRESENTATIONS AND WARRANTIES RELATING TO SILVER STAR:

                  (a) SILVER STAR is a corporation organized and existing under the laws of the State of Florida.

                  (b) SILVER STAR's principal place of business is located at 3026 North Commerce Parkway, Miramar, Florida 33166.

                  (c) SILVER STAR is in good standing under the laws of the state of its formation.

                  (d) SILVER STAR is qualified to do business in Arkansas, Georgia, Indiana, Louisiana, Maryland, New Jersey, New York, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee and Texas and in every other jurisdiction every jurisdiction where the nature of its business or the law of the applicable jurisdiction requires it to be so qualified.

                  (e) SILVER STAR's correct legal name is "SILVER STAR EXPRESS, INC."

                  (f)(1)   SILVER STAR neither has nor uses any trade names.

                     (2)   SILVER STAR owns no trade marks or patents.

                  (g) SILVER STAR is not engaged in any business activity other than courier and delivery services and business directly related thereto.

                  (h)      SILVER STAR has one Subsidiary, namely KBD.

                  (i)      The sole stockholder of SILVER STAR is CD&L.

                  (j) The Collateral given by SILVER STAR is or will be located only at 3026 North Commerce Parkway, Miramar, Florida 33166.

         4.8 (a) The Collateral given by each BORROWER is or will be located, as applicable, only at the locations set forth in Section 4.1 through and including
Section 4.7 above.

             (b) Each BORROWER may from time to time add to the locations set forth above or change the locations set forth above but only on at least 30 days prior written notice to LENDER and only so long as the applicable BORROWER executes any additional or supplement Uniform Commercial Code financing statements which LENDER considers necessary to continue the perfection of its security interests.

             (c) The locations set forth in subsection (a) above and any permitted under subsection (b) above collectively are the "Collateral Locations" described in this Agreement.

         4.9 Each BORROWER has the organizational power to execute and deliver this Agreement, the Revolving Note and the other Loan Documents to which it is a signatory, and to perform and observe the terms and provisions hereof and thereof, and, as applicable, its Board of Directors and (in all cases other than that of CD&L) its stockholders have duly authorized and approved the terms described herein and the taking of any and all action contemplated herein.

         4.10 All of the BORROWERS are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. Each BORROWER will receive a direct economic and financial benefit from the Liabilities incurred under this Agreement by each and all of the BORROWERS, and the incurrence of such Liabilities is in the best interests of each BORROWER.

         4.11 No consent or approval of any trustee or holder of any indebtedness or obligation of any BORROWER is necessary in connection with the execution and delivery of this Agreement, the Revolving Note and the other Loan Documents to which it is a signatory, or any transaction contemplated hereby or thereby.

         4.12 No consent, permission, authorization, order or license of any governmental authority is necessary in connection with the execution and delivery of this Agreement, the Revolving Note and the other Loan Documents to which any BORROWER is a signatory, or any transaction contemplated hereby or thereby.

         4.13 There is no provision of any indenture or agreement, written or oral, to which any BORROWER is a party or under which it is obligated which would be contravened by the execution and delivery of this Agreement, the Revolving Note and the other Loan Documents to which it is a signatory, or by the performance of any provision, condition, covenant or other term hereof or thereof.

         4.14 There is no statute, rule or regulation, or any judgment, decree or order of any court or agency binding on any BORROWER which would be contravened by the execution and delivery of this Agreement, the Revolving Note or any of the other Loan Documents required hereunder, or by the performance of any provision, condition, covenant or other term hereof or thereof.

         4.15 On the date of this Agreement, each BORROWER has good and marketable title to all of its properties and assets, real, personal and mixed, and none of said properties or assets is subject to any mortgage, pledge, lien, security interest, encumbrance, charge or title retention or other security agreement or arrangement of any character whatsoever except for the lien of LENDER and except as set forth on the Certifications as to Liens.

         4.16 (a) Except as set forth on Schedule 4.16 attached hereto, each BORROWER has timely filed all returns and information and other reports required of it under all Federal, State, local and foreign tax laws to which it is subject and is not subject to any pending audits except as may be shown on said
Schedule 4.16.

             (b) All such returns and reports are true, correct and complete in all material respects.

             (c) There are not now in effect any extensions of time in which to assess additional taxes against any BORROWER.

             (d) Each BORROWER has paid or made adequate provision for the full payment of all fees, taxes, interest and penalties which have been incurred or are due and payable by it or which have been asserted or proposed to be asserted against it.

             (e) The liability for taxes shown on the most current financial statements of each BORROWER submitted to LENDER is sufficient for the payment of all Federal, State, local and foreign taxes attributable or with respect to all periods, or portions thereof, prior to the date of such financial statements remaining unpaid as of such date and any interest thereon to such date.

         4.17 Except as set forth on Schedule 4.17 attached hereto, no action or proceeding is now pending, or to the knowledge of any BORROWER is threatened, against any BORROWER at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators other than claims covered by insurance which would have a Material Adverse Effect on any BORROWER, including litigation which seeks monetary damages in excess of $50,000 which is not covered by insurance.

         4.18 No event has occurred and is continuing which would constitute an Event of Default or which, upon a lapse of time and notice, if applicable, would become such an Event of Default and no borrowing by any BORROWER under this Agreement constitutes an event of default under any agreement to which any BORROWER is a party.

         4.19 All financial statements of the BORROWERS and all written information and other written data furnished by the BORROWERS to LENDER are complete and correct in all material respects, and such financial statements have been prepared in accordance with GAAP and fairly represent the financial condition of the applicable BORROWER as of such date. Since such date there has been no material change in any BORROWER's financial condition sufficient to impair its ability to repay all of the Liabilities. No BORROWER has any contingent obligations, liabilities for taxes or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information and data or otherwise in this Agreement.

         4.20 Each BORROWER hereby irrevocably authorizes and directs all outside accountants and outside auditors employed by it at any time during the term of this Agreement to exhibit and deliver to LENDER copies of any of its financial statements in their possession, and to disclose to LENDER upon LENDER's reasonable request any information they may have concerning its financial status and business operations.

         4.21 (a) No BORROWER and no employee benefit plan maintained by any BORROWER is in violation of any of the provisions of the Employee Retirement Income Security Act of 1974, 29 U.S.C. ss.1001 et seq., as from time to time amended ("ERISA") or any regulations issued thereunder by the United States Treasury Department, the Department of Labor and the Pension Benefit Guaranty Corporation, and no prohibited transaction (within the meaning of Title I of ERISA or the Internal Revenue Code of 1986, as amended (the "Code")) has occurred and is continuing with respect to any such plan, in each instance where such violation or prohibited transaction or any liabilities resulting directly or indirectly therefrom individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on any BORROWER. For purposes of this Agreement, the term "employee benefit plan" shall have the meaning given that term in Section 3(3) of ERISA.

             (b) With respect to each "employee benefit plan" within the meaning of Section 3(3) of ERISA maintained by any BORROWER (herein called the "Benefit Plans" or individually the "Benefit Plan") and any trusts created thereunder:

                 (1) all reports, forms and other information required to be filed with any government agency or to be distributed or made available to any Benefit Plan participant or beneficiary of any Benefit Plan have been filed, distributed or made available;

                 (2) all Benefit Plans have been amended to the extent currently required by the applicable provisions of ERISA and the Code;

                 (3) each BORROWER has made all contributions required to be made with respect to each Benefit Plan;

                 (4) with respect to each group health plan maintained by any BORROWER, the requirements of Sections 601 through 608 of ERISA have been complied with;

                 (5) no Benefit Plan and no trust thereunder has been terminated;

                 (6) there has been no "reportable event", as defined in Section 4043 of ERISA, or any "accumulated funding deficiency";

                 (7) no BORROWER has incurred any liability to the Pension Benefit Guaranty Corporation.

             (c) No BORROWER and no any officer, director or other employee of any BORROWER, and no "party in interest" or "disqualified person", as such terms are defined in Section 3 of ERISA and Section 4975 of the Code, has, with respect to any Benefit Plan, engaged in or been a party to any "prohibited transaction," as such term is defined in Section 4975 of the Code or Section 406 of ERISA, in connection with which any BORROWER or any officer, director or other employee of any BORROWER, or any Benefit Plan, could reasonably be expected to, directly or indirectly, be subject to either a penalty, assessed pursuant to Section 502(i) of ERISA, or a tax imposed by Section 4975 of the Code.

         4.22 Seller Subordinated Notes.

             (a) The BORROWERS represent and warrant that CD&L is obligated to the Sellers in the amounts set forth in the definition of Seller Subordinated Notes.

             (b) Schedule 4.22 accurately sets forth the schedules payment obligations of the BORROWERS to the Sellers on the Seller Subordinated Notes.

             (c) The BORROWERS represent and warrant as follows:

                 (1) all amounts owed by the BORROWERS to the Sellers on the Seller Subordinated Notes are subordinated to LENDER's prior right to indefeasible payment in full of the Liabilities;

                 (2) the REVOLVING LOAN and all other Liabilities are "Senior Debt" and/or "Senior Indebtedness" as such terms are defined in the Seller Subordinated Notes; and

                 (3) LENDER and its successors and assigns are holders of "Senior Debt" and/or "Senior Indebtedness" under the Seller Subordinated Notes.

             (d) So long as no Event of Default has occurred the BORROWERS will be allowed to make the scheduled installment payments to the Sellers on the Seller Subordinated Notes (and the interest thereon) over the term of this Agreement. No payments in advance or prepayments of such debt will be allowed. On and after the occurrence of an Event of Default, all scheduled payments will be frozen and blocked and no payment of any such sums shall be made until such time this Agreement has been terminated and all the Liabilities have been indefeasibly paid in full.

         4.23 Senior Subordinated Debt.

             (a) The BORROWERS represent and warrant that, prior to giving effect to the payments described in subsection (b) below, CD&L is obligated to the Senior Subordinated Lenders in the amount of $13,250,000 with interest thereon at 12% per annum.

             (b) The BORROWERS further represent and warrant that as part of their current debt restructuring, CD&L will prepay $3,500,000 of such $13,250,000 debt in accordance with the following schedule:

                  (1) the sum of $1,250,000 will be paid on or after the date hereof with possible use of proceeds from the REVOLVING LOAN; and

                  (2) no more than $2,250,000 (with interest) will be paid over the term of this Agreement in accordance with
                           Schedule 4.23 attached hereto with possible use of proceeds from the REVOLVING LOAN.

             (c) The BORROWERS understand and agree that the amount of the scheduled payments of $2,250,000 has been and will continue to be reserved from borrowing availability until paid, as set forth in the Lending Formula. The payment of these scheduled principal reductions will be removed from the definition of fixed charges as that term is used in Article V to calculate Fixed Charge Coverage for covenant purposes.

             (d) So long as no Event of Default has occurred CD&L will be allowed to make the scheduled installment payments of the $2,250,000 (and the interest thereon) due to the Senior Subordinated Lenders over the term of this Agreement. No payments in advance or prepayments of such debt will be allowed. The subordination provisions in the Senior Subordinated Loan Agreement, as in existence on the date hereof, govern blockage rights.

             (e) All amounts owed by the BORROWERS to Senior Subordinated Lenders with respect to the Senior Subordinated Debt shall be subordinated to LENDER's prior right to indefeasible payment in full of the Liabilities as, and to the extent provided in the Senior Subordinated Loan Agreement, as in existence on the date hereof.

             (f) No other amounts may be borrowed by the BORROWERS from the Senior Subordinated Lenders without the prior written consent of LENDER.

             (g) The BORROWERS represent and warrant as follows:

                 (1) This Agreement is the "Credit Agreement" for purposes of and as defined in the Senior Subordinated Notes and the Senior Subordinated Loan Agreement.

                 (2) The REVOLVING LOAN and the Letter of Credit Obligations are "Senior Indebtedness" for purposes of and as defined in the Senior Subordinated Notes and the Senior Subordinated Loan Agreement.

                 (3) LENDER and its successors and assigns are holders of "Senior Indebtedness" for purposes of and as defined in the Senior Subordinated Notes and the Senior Subordinated Loan Agreement.



                                END OF ARTICLE IV

                                    ARTICLE V

                               POSITIVE COVENANTS

         Each BORROWER jointly and severally covenants and agrees that until the full and final payment of the Liabilities, unless LENDER waives compliance in writing:

         5.1 Payment of Liabilities.

             (a) CD&L will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (b) CLAYTON will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (c) CLICK will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (d) KBD will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (e) OLYMPIC will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (f) SECURITIES will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (g) SILVER STAR will repay the REVOLVING LOAN in accordance with the terms of the REVOLVING NOTE and this Agreement.

             (h) Each BORROWER will pay immediately on demand the Letter of Credit Obligations (including all obligations arising under the Captive Insurance Letter of Credit).

             (i) Each BORROWER will repay all other Liabilities (including any Other Loans) in accordance with the terms thereof and the note and/or notes and/or ledgers evidencing the same.

             (j) Each BORROWER will be responsible, as a co-BORROWER, for the repayment in accordance with the payment terms of this Agreement and the REVOLVING NOTE of all Advances made by LENDER under the REVOLVING LOAN.

             (k) Each BORROWER will be responsible, as guarantor, for all of the Liabilities of the other BORROWERS in accordance with the BORROWERS' covenants of guaranty set forth in this Agreement.

         5.2 Preservation of Existence and Prohibition against Dissolution, Mergers, Acquisitions, Formation of Subsidiaries. Each BORROWER will (a) preserve and maintain its existence, (b) maintain all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, (c) conduct its business in an orderly and regular manner, (d) not dissolve or otherwise dispose of all or a substantial part of its assets and (e) not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it (whether or not the affected BORROWER or any Subsidiary of such BORROWER is the surviving entity), (f) not acquire all or substantially all of the assets or any of the capital stock or ownership interests of any corporation or other entity and (g) not form or create or acquire any Subsidiary.

         5.3 Preservation of Assets. Each BORROWER will maintain, preserve and keep its properties and assets or cause the same to be maintained, preserved and kept, in good repair, working order and condition excepting reasonable wear and tear; make or cause to be made all necessary and proper repairs, replacements and renewals thereto as shall from time to time be necessary; and make or cause to be made all necessary and proper substitutions, additions, modifications and improvements as may be necessary to preserve (a) the value of its properties and assets, (b) their usefulness to such BORROWER and (c) their fitness for their intended purposes.

         5.4 Payment of Taxes.

             (a) (1) Each BORROWER will pay as they become due, all taxes (or will provide adequate reserves therefor), assessments, levies and other governmental charges, by whatever name called, that may at any time be lawfully assessed or levied against or with respect to any BORROWER the Collateral or any other property acquired by any BORROWER in substitution for, as a renewal or replacement of, or modification, improvement or addition to the Collateral (including, but not by way of limitation, any tax, assessment or other governmental charge which, if not paid, will become a lien or charge upon the Collateral).

                 (2) Each BORROWER will also pay all utilities and other charges incurred in the operation, maintenance, use and upkeep of the Collateral or any part thereof.

             (b) (1) If any lien shall be claimed which in LENDER's opinion might possibly create a valid obligation having priority over the rights granted to it herein, LENDER may, on 3 Business Days prior notice, pay such taxes, assessments, charges or claims, and the amount thereof together with interest at the Default Rate (if not so paid after the aforesaid 3 Business Days notice) shall until paid be added to the Liabilities.

                 (2) By its execution of this Agreement, each BORROWER authorizes LENDER to reimburse itself for any of its expenses associated with the above pursuant to the Authorization to Charge.

         5.5 Cooperation and Further Assurances.

             (a) The BORROWERS jointly and severally covenant and warrant that, at any time or from time to time when in the reasonable opinion of LENDER or its counsel it shall be necessary or desirable, they will perform or cause to be performed any and all reasonable steps requested by LENDER to create and maintain in LENDER's favor a valid lien on or security interest in or pledge of the Collateral (with the priority required by this Agreement), including, without limitation, the execution, delivery, filing and recording of financing statements and continuation statements, supplemental security agreements, notes and any other documents necessary, in the opinion of LENDER, for perfecting the liens and security interest granted to LENDER hereunder, correcting any inadequate or incorrect description of the Collateral or carrying out the intention of or facilitating the performance of any term, covenant or condition of this Agreement. In the event any BORROWER fails to abide by this Section or in the event that LENDER in its sole discretion believes time is of the essence, LENDER may execute all of the above instruments on behalf of the defaulting BORROWER.

             (b) Not in limitation of the foregoing, each BORROWER hereby authorizes LENDER at any time or from time to time when in the reasonable opinion of LENDER or its counsel it shall be necessary or desirable, to execute and file/record any UCC-1 Financing Statement or UCC-3 Financing Statement or similar instrument as may reasonably be required for perfecting the liens and security interests granted to LENDER hereunder.

         5.6 Reporting Requirements.

             (a) Each BORROWER shall maintain books and records in such detail, form and scope as LENDER shall reasonably require.

             (b) In addition, each BORROWER shall supply to LENDER on forms supplied by LENDER or otherwise acceptable to LENDER, the information set forth in the subsections below together with such other information (including, without limitation, updated address listings of Account Debtors) as LENDER may request on a frequency requested by LENDER.

             (c) Collateral Reporting Supporting Each Advance: Not in limitation of the foregoing or of the right of LENDER to request other information, each BORROWER shall submit at the time of each request for an advance under the REVOLVING LOAN but in no event less frequently than weekly the information contained in the Borrowing Base Certificate, such certificate to be submitted no later than Friday and such information to include each of the following as at the immediately preceding Sunday to the extent not specifically provided for in the Borrowing Base Certificate:

                  (1) sales with dated copies of the invoices or sales registers therefor (including credit memo data), which shall indicate the names and addresses of Account Debtors;

                  (2) all cash collections (including collections in the form of checks);

                  (3)      cash receipts register; and

                  (4) immediately upon their occurrences, reports and records of merchandise returns or disputes, discounts, advertising allowances, contraoffsets or any other offsets, volume discounts, rebate arrangements, sales of samples, "bill and hold" transactions, and any other factor which would dilute the value or reduce the amount of any Account Receivable.

             (d) Monthly Collateral Reporting: Also not in limitation of the foregoing or of the right of LENDER to request other information, each BORROWER shall submit on a monthly basis the information contained in the Collateral Update Certificate and the Reconciliation Certificate no later than 20 days after the end of each calendar month together with the following information to the extent not specifically provided for in the Collateral Update Certificate and the Reconciliation Certificate:

                  (1) aging schedules of Accounts Receivable (by division) together with monthly calculation of ineligible Receivables, together with, if requested, records showing the individual invoices owing by each Account Debtor;

                  (2)      an aging summary for each Account Debtor;

                  (3)      aging schedules of accounts payable; and

                  (4) monthly statement of new business added and business lost where such business on a per customer basis exceeds or is expected to exceed $500,000 in annual revenue.

             (e) Quarterly Financial Statements: Also not in limitation of the foregoing or of the right of LENDER to request other information, the BORROWERS shall deliver to LENDER as soon as available and in any event within 50 days after the end of each of the BORROWERS' first, second and third fiscal quarters, each of the following:

                  (1) its quarterly report on Form 10-Q or, if the BORROWERS are no longer required to file reports with the Securities and Exchange Commission, their balance sheet (consolidated and consolidating with each other) as of the end of each such fiscal quarter and year-to-date and their statements of operations (consolidated and consolidating with each other) for such periods, all in reasonable detail and in each case duly prepared in accordance with GAAP on a review basis by independent certified public accountants of recognized standing acceptable to LENDER, substantially in the same form (except for notes to the financial statements), all in reasonable detail and all being correct and complete in all material respects subject only to year end adjustments; together with

                  (2) a certificate signed by the President or principal financial officer of each BORROWER to the effect that such officer does not have any knowledge that an Event of Default (or an event which, with notice or the lapse of time or both, would constitute an Event of Default) exists or, if an Event of Default (or such other event) does exist, a statement as to the nature thereof and the actions proposed to be taken with respect thereto;

                  (3) a certificate signed by the President or principal financial officer of each BORROWER to the effect that all warranties and representations made by such BORROWER to LENDER in this Agreement or in connection with the transactions to which this Agreement relates remain true, correct and complete and, in the case of the covenants (including the financial covenants set forth in Article V and/or Article VI) and warranties, that the same have not been breached or violated, or if any such warranty or representation is no longer true, correct or complete or any such covenant or warranty has been breached or violated, specifying the nature thereof and stating what action is proposed with respect thereto;

                  (4) a certificate signed by the President or principal financial officer of each BORROWER showing calculations pertaining to compliance at and as of the end of each such fiscal quarter with each financial covenant requirement of Article V and/or
                           Article VI which is tested quarterly.

             (f) Annual Financial Statements: Not in limitation of the foregoing or of the right of LENDER to request other information, the BORROWERS shall, so long as any of the Liabilities remains outstanding (unless LENDER otherwise consents in writing), deliver to LENDER as soon as available and in any event within 120 days after the end of each of their fiscal years, each of the following:

                  (1) its annual report on Form 10-K or, if the BORROWERS are no longer required to file reports with the Securities and Exchange Commission, their annual audit report for such year (consolidated and consolidating with each other), including therein their balance sheet as of the end of such fiscal year and their statements of operations, cash flows and changes in stockholders' equity (consolidated and consolidating with each other) for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year, prepared in accordance with GAAP, all in reasonable detail and in each case duly certified, without exception, by independent certified public accountants of recognized standing acceptable to LENDER, together with each of the following:

                  (2) a copy of the management letter, if any, issued by such accounting firm;

                  (3) a certificate signed by the President or principal financial officer of each BORROWER to the effect that such officer does not have any knowledge that an Event of Default (or an event which, with notice or the lapse of time or both, would constitute an Event of Default) exists or, if an Event of Default (or such other event) does exist, a statement as to the nature thereof and the actions proposed to be taken with respect thereto;

                  (4) a certificate signed by the President or principal financial officer of each BORROWER to the effect that all warranties and representations made by such BORROWER to LENDER in this Agreement or in connection with the transactions to which this Agreement relates remain true, correct and complete, and, in the case of the covenants (including the financial covenants set forth in Article V and/or Article VI) and warranties, that the same have not been breached or violated, or if any such warranty or representation is no longer true, correct or complete or any such covenant or warranty has been breached or violated, specifying the nature thereof and stating what action is proposed with respect thereto;

                  (5) a certificate signed by the President or principal financial officer of each BORROWER showing calculations pertaining to compliance at and as of the end of each such fiscal year with each financial covenant of Article V and/or Article VI which is tested annually.

             (g) Annual Projections: Not in limitation of the foregoing or of the right of LENDER to request other information, the BORROWERS shall, so long as any of the Liabilities remains outstanding (unless LENDER otherwise consents in writing), deliver to LENDER as soon as available and in any event at least 30 days prior to the start of each of their fiscal years, annual projections for the upcoming fiscal year, on a monthly basis, and including balance sheet, profit and loss and cash flow and in form acceptable to LENDER.

             (h) Notice of Default: As soon as possible and in any event within three days after he becomes aware of the occurrence of each Event of Default (or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default), the written statement of the chief financial officer of the affected BORROWER setting forth details of such Event of Default (or such other event) and the action which such BORROWER proposes to take with respect thereto.

             (i) Notice of Adverse Condition: As soon as possible, the written statement of the chief financial officer of each BORROWER setting forth details of any action, event or condition of any nature of which each such BORROWER is aware, which may reasonably be expected to have a Material Adverse Effect and the action which the affected BORROWER proposes to take with respect thereto.

             (j) Notice of Litigation: Each BORROWER will provide LENDER with a schedule of all litigation pending against it at the same time that each such BORROWER submits its annual financial statements to LENDER. In addition, each BORROWER will notify LENDER in writing within a reasonable time (which shall in no event exceed ten Business Days after the applicable BORROWER's knowledge) of the commencement of any litigation against it which, if determined adversely to it, would result in its dissolution or liquidation, prevent or materially impair it from conducting its business substantially as now conducted, prevent or materially impair such BORROWER from repaying the REVOLVING LOAN, any Other Loans and the other Liabilities or prevent or materially impair such BORROWER from otherwise faithfully performing its obligations under this Agreement or result in a Material Adverse Effect.

         5.7 Compliance with Laws. Each BORROWER will at all times comply with, or cause to be complied with, all laws, statutes, rules, regulations, orders and directions of any governmental authority having jurisdiction over it and its business.

         5.8 Insurance.

             (a) Each BORROWER shall maintain insurance coverage as follows:

                 (1) Casualty Insurance: At each BORROWER's expense, an original policy or policies of insurance issued by an insurer or insurers satisfactory to LENDER insuring each BORROWER's Inventory, machinery, Equipment, fixtures and personal property against such perils and on such terms as LENDER may reasonably request and otherwise satisfactory in form and substance to LENDER. Without limiting the generality of the foregoing, said insurance shall in no event be less than that amount necessary to prevent the BORROWERS and LENDER from being deemed co-insurers under applicable law (and in no event less than the appraised value of the Collateral) and shall insure against the hazards of fire, extended coverage, vandalism, malicious mischief and sprinkler leakage and shall name LENDER as mortgagee and loss payee, as its interests may appear. Such policy shall contain a 30 day notice of cancellation and non-renewal provision.

                 (2) Liability Insurance: At each BORROWER's expense, an original policy or policies of liability insurance issued by BORROWERS' captive insurance company as currently in effect. Such policy shall name LENDER as an additional insured, as its interests may appear, and shall contain a 30 day notice of cancellation and non-renewal provision.

             (b) Certificates evidencing the coverage afforded under the BORROWERS' policies of insurance and, if requested, copies of all policies are to be delivered to LENDER.

             (c) If any BORROWER fails to take the action called for herein, LENDER may, in its discretion obtain insurance covering LENDER's interest in the Collateral and the amount of the premium for said insurance, together with interest thereon at the Default Rate, shall until paid be added to the Liabilities and the repayment thereof shall be secured by the Collateral.

             (d) All rights to insurance proceeds are hereby assigned to LENDER to the extent of the unpaid Liabilities.

             (e) Unless otherwise agreed in writing, LENDER shall have the sole right, in its own name or in the appropriate BORROWER's name on and after the occurrence and during the continuance of an Event of Default hereunder, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

             (f) On and after the occurrence and during the continuance of an Event of Default hereunder, the BORROWERS shall have no claim against insurance proceeds until all of the Liabilities are paid in full. LENDER shall not be responsible for any failure to collect any insurance proceeds, regardless of the cause of such failure. Nothing herein shall in any way affect the liability of any person responsible for the payment of the balance of the Liabilities.

             (g) In the event the Collateral or any part thereof shall be damaged or destroyed, the BORROWERS at their election may (but only until the occurrence and during the continuance of an Event of Default hereunder) do any of the following: (1) apply the insurance proceeds or any part thereof to the payment of the Liabilities, whether the indebtedness be matured or not, (2) use the same or any part thereof to fulfill any of the covenants contained herein or in the other Loan Documents as LENDER may determine or (3) use the same or any part thereof to replace or restore the Collateral to a condition satisfactory to LENDER In the event the Collateral or any part thereof shall be damaged or destroyed on and after the occurrence and during the continuance of an Event of Default hereunder, LENDER, at its election, may (1) apply the insurance proceeds or any part thereof to the payment of the Liabilities, whether the indebtedness be matured or not, (2) use the same or any part thereof to fulfill any of the covenants contained herein or in the other Loan Documents as LENDER may determine, (3) use the same or any part thereof to replace or restore the Collateral to a condition satisfactory to LENDER, or (4) release the same to any BORROWER.

             (h) Each BORROWER agrees that in the event that the Collateral or any part thereof shall be damaged or partially or totally destroyed there shall be no abatement or reduction in the amounts payable hereunder and each such BORROWER shall continue to be obligated to make such payments.

             (i) Any monies released by LENDER to any BORROWER or paid or applied on the cost of restoration, repair or alteration shall in no event be deemed a payment on any of the Liabilities.

             (j) Anything to the contrary herein contained notwithstanding, any proceeds paid over to LENDER and not used for repair, restoration or replacement shall be applied to pay accrued interest and any other sums then due and owing to LENDER, and only any excess shall be paid over to the BORROWERS.

         5.9 No Disposal of Collateral.

             (a) Each BORROWER will safeguard, protect and hold all Collateral for LENDER's account and make no disposition thereof except in the regular course of business as hereinafter provided in this Section.

             (b) Until LENDER shall have given written notice to the contrary, any Collateral which may from time to time remain in possession or control of any BORROWER or any third party may be sold and shipped to customers in the ordinary course of business, on open account and on terms not exceeding the terms currently extended. On and after the occurrence of an Event of Default, LENDER shall have the right to withdraw this permission at any time on reasonable notice, in which event no further disposition shall be made of the Collateral without LENDER's written approval.

             (c) Upon the sale, exchange, or other disposition of the Collateral, the security interests and liens created and provided for herein shall without break in continuity and without further formality or act continue in and attach to the instruments for the payment of money, Accounts Receivable, Contract Rights, documents of title, shipping documents, Chattel Paper and all other cash and non-cash proceeds of such sale, exchange or disposition, including Collateral returned or rejected by customers or repossessed by LENDER. As to any such sale, exchange or disposition, LENDER shall have all of the rights of an unpaid seller, including stoppage in transit, replevin and reclamation.

             (d) Each BORROWER shall forthwith and immediately transfer, assign, endorse, deliver and turn over to, and/or deposit with LENDER, or shall cause to be forthwith and immediately transferred, assigned, endorsed, delivered and turned over to, and/or deposited with LENDER, in accordance with the requirements of Section 2.5(b) above and in the identical form received (excluding endorsements necessary for collection for the benefit of LENDER) all Collateral Proceeds which each such BORROWER receives from any sale, lease, transfer, exchange or other disposition of any of its assets (whether tangible or intangible) and from services rendered to Account Debtors and other third parties. Until so transferred, assigned, endorsed, delivered and turned over and/or deposited with LENDER or to a Lockbox, Blocked Account and/or such other place designated by LENDER, no BORROWER shall commingle any of the Collateral Proceeds with any other property of any such BORROWER or any other person or entity, but shall keep such Collateral Proceeds segregated, held in trust for LENDER as LENDER's exclusive property.

         5.10 LENDER's Power to Endorse Checks and Drafts. For purposes of implementing this Agreement and also for purposes of paying and satisfying the Liabilities, each BORROWER hereby designates LENDER or LENDER's representative as its attorney-in-fact with power to endorse its name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into LENDER's possession. Each BORROWER also designates LENDER or LENDER's representative as its attorney-in-fact to sign each such BORROWER's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors, and assignments and verifications of Accounts Receivable to any Account Debtor and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved. This power is coupled with an interest and is irrevocable while any of the Liabilities remains unpaid.

         5.11 Verification of Accounts Receivable.

             (a) LENDER shall have the right and will perform verifications from Account Debtors as to the amount and validity of any Account Receivable.

             (b) The BORROWERS shall give LENDER notice of any verifications prepared or conducted by the BORROWERS or their accountants and copies of such verifications shall be supplied to LENDER upon LENDER's request.

         5.12 Field Examinations.

             (a) LENDER shall have full access during normal business hours on reasonable prior notice to, and the right, through its officers, agents, attorneys or accountants and at the BORROWERS' expense (to the extent provided in subsection (b) and subsection (c) below) to: examine, check, inspect and make abstracts and copies from the BORROWERS' books, accounts, orders, records, audits, correspondence, and all other papers; confirm and verify all Accounts Receivable and the other Collateral; enter upon each BORROWER's premises during business hours and from time to time, for the purpose of examining the BORROWERS' records concerning the Collateral and for inspecting the Collateral and any and all records.

             (b) BORROWERS will reimburse LENDER for all examination fees incurred by LENDER pursuant to the exercise of its rights under this Section in the amount and in the manner set forth in Section 2.19.

         5.13 Collateral Management Fee.

             (a) In order to compensate LENDER for its expenses in monitoring, reviewing and analyzing the BORROWERS' records, financial statements and Collateral, the BORROWERS will pay LENDER a Collateral Management Fee in the amount and in the manner set forth in Section 2.19.

         5.14 Warranties relating to Accounts Receivable. Except as may otherwise be specifically provided as to a particular Account, invoice or other writing, each BORROWER warrants that as to each Account against which LENDER has made or is making an Advance that each such Account is an Eligible Receivable.

         5.15 Taxes Payable on Accounts Receivable. If any of the Accounts Receivable includes a charge for any tax payable to any governmental tax authority, LENDER is hereby authorized in LENDER's reasonable discretion, to pay the amount thereof to the proper taxing authority for the BORROWERS' account and to charge the BORROWERS therefor. The BORROWERS shall notify LENDER if any Accounts Receivable include any tax due to any such taxing authority, and in the absence of notice to LENDER, LENDER shall have the right to retain the full proceeds of such Accounts Receivable, and shall not be liable for any taxes that may be due from any BORROWER by reason of the sale and delivery creating such Accounts Receivable.

         5.16 Disclosure of Certain Information. Each BORROWER hereby irrevocably authorizes and directs all accountants and auditors employed by it at any time during the term of this Agreement to exhibit and deliver to LENDER copies of any of its financial statements, trial balances or other accounting records of any sort in their possession, and to disclose to LENDER any information they may have concerning its financial status and business operations.

         5.17 Operating Accounts. Each BORROWER will maintain its primary operating account(s) at a LENDER's Affiliate, it being understood and agreed that all such accounts are agreed to be Deposit Accounts for purposes of providing security to LENDER under this Agreement.

         5.18 Landlord's Consents. Each BORROWER will obtain the Landlord's Consents for the Collateral Locations which correspond to the applicable BORROWER's principal place of business and any others which LENDER using its reasonable commercial judgment deems necessary or desirable, provided, however, that in the event that despite any such BORROWER's best efforts such BORROWER is unable to deliver to LENDER any Landlord's Consent required hereunder, LENDER will forbear from requiring such Landlord's Consent upon the condition that the applicable BORROWER shall, upon request from LENDER, provide proof to LENDER that all applicable rent payments have been made, it being understood that it shall be an Event of Default hereunder if any such BORROWER fails to make provide such proof to LENDER within 30 days of LENDER's request therefor and it being further understood that any such BORROWER's failure to provide LENDER with proof of its rent payment within the time period set forth above will be sufficient evidence that an Event of Default has occurred hereunder and that during such 30 day period LENDER may reserve from the BORROWERS' availability to borrow under the REVOLVING LOAN the amount of rental which became due and owing from the date of the last proof submission by the applicable BORROWER.

         5.19 Subordination Agreements.

             (a) Seller Subordinated Notes:

                 (1) As it relates to the Seller Subordinated Notes, the BORROWERS hereby incorporate as a covenant the repayment warranties made by them in Section 4.22 above.

                 (2) The BORROWERS further covenant that all amounts owed by the BORROWERS to the Sellers on the Seller Subordinated Notes are and shall remain subordinated to LENDER's prior right to indefeasible payment in full of the Liabilities and except as expressly allowed by Section 4.22 above, no payment of any such sums shall be made until such time that this Agreement has been terminated and the Liabilities have been indefeasibly paid in full.

                 (3) The BORROWERS further covenant that they will promptly notify LENDER in writing if any BORROWER receives any notice from any holder of any Seller Subordinated Note notifying any such BORROWER of a default thereunder.

             (b) Senior Subordinated Debt:

                 (1) As it relates to the Senior Subordinated Debt, the BORROWERS hereby incorporate as a covenant the repayment warranties made by them in Section 4.23 above.

                 (2) The BORROWERS further covenant that all amounts owed by the BORROWERS to the Senior Subordinated Lenders on the Senior Subordinated Debt are and shall remain subordinated to LENDER's prior right to indefeasible payment in full of the Liabilities and except as expressly allowed by Section 4.23 above, no payment of any such sums shall be made until such time that this Agreement has been terminated and the Liabilities have been indefeasibly paid in full.

                 (3) The BORROWERS further covenant that they will promptly notify LENDER in writing if any BORROWER receives any notice from any holder of any Senior Subordinated Debt notifying any such BORROWER of a default thereunder.

         5.20 Minimum Net Annual Earnings Before Extraordinary Items.

             (a) As at the end of each of the BORROWERS' fiscal years, the BORROWERS shall have consolidated minimum net income before extraordinary items (including as an extraordinary item goodwill impairment charges) of at least $1.00.

             (b) This covenant shall be tested as at the end of each of BORROWERS' fiscal years by reference to the BORROWERS' annual financial statements required to be submitted pursuant to this Agreement for each applicable fiscal year and by using GAAP with the exception of "goodwill impairment" charges which are not considered extraordinary items under GAAP.

             (c) Although compliance with this Section will be tested annually as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         5.21 Minimum Loss for First Fiscal Quarter.

             (a) As at the end of each first fiscal quarter for each of the BORROWERS' fiscal years (commencing with the fiscal quarter ending March 31, 2002), the BORROWERS shall have consolidated minimum net income before extraordinary items (including as an extraordinary item any goodwill impairment charges notwithstanding the fact that such charges are technically not considered "extraordinary" under GAAP) of no less than (-$100,000).

             (b) This covenant shall be tested as at the end of the first fiscal quarter of each of BORROWERS' fiscal years (commencing with the fiscal quarter ending March 31, 2002), by reference to the BORROWERS' quarterly financial statements required to be submitted pursuant to this Agreement for each such fiscal quarter and by using GAAP with the exception of "goodwill impairment" charges which are not considered extraordinary items under GAAP.

             (c) Although compliance with this Section will be tested quarterly as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         5.22 No Quarterly Loss except for First Fiscal Quarter.

             (a) As at the end of each second, third and fourth fiscal quarter for each of BORROWERS' fiscal years (commencing with the fiscal quarter ending June 30, 2002), the BORROWERS shall have consolidated minimum year-to-date net income before extraordinary items (including therein goodwill impairment charges) of at least $1.00.

             (b) This covenant shall be tested as at the end of each second, third and fourth fiscal quarter for each of BORROWERS' fiscal years (commencing with the fiscal quarter ending June 30, 2002) by reference to the BORROWERS' quarterly financial statements required to be submitted pursuant to this Agreement for each such fiscal quarter and by using GAAP with the exception of "goodwill impairment" charges which are not considered extraordinary items under GAAP.

             (c) Although compliance with this Section will be tested quarterly as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         5.23 Capital Expenditures.

             (a) The BORROWERS shall not on a collective aggregate basis incur Capital Expenditures in an amount exceeding $1,000,000 in any fiscal year during the term of this Agreement, commencing with the fiscal year ending December 31, 2002.

             (b) For purposes of this covenant, the following terms have the following meanings:

                 (1) "Capital Expenditures" means the aggregate expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year (other than short-term, low risk liquid investments), including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise and the principal portion of payments with respect to Capitalized Lease Obligations - in all the foregoing cases, computed in accordance with GAAP.

                 (2) "Capitalized Lease Obligation" means an obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

             (c) This covenant shall be tested annually by reference to the BORROWERS' financial statements required to be submitted under this Agreement for each fiscal year (commencing with the fiscal year ending December 31, 2002) and by using GAAP.

             (d) Although compliance with this Section will be tested annually as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         5.24 Fixed Charge Coverage.

             (a) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at the following levels:

                  (1) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .9 to 1.0 as at the end of their first fiscal quarter for 2002.

                  (2) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .95 to 1.0 as at the end of their second fiscal quarter for 2002.

                  (3) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than .9 to 1.0 as at the end of their third fiscal quarter for 2002.

                  (4) The BORROWERS must maintain their consolidated "Fixed Charge Coverage" at a ratio equal to or greater than
                           1.0 to 1.0 as at the end of their fourth fiscal quarter for 2002 and as at the end of each fiscal quarter thereafter.

             (b) (1) For purposes of this covenant, "Fixed Charge Coverage" means the following ratio:

            BORROWERS' consolidated earnings before interest, taxes,
                         depreciation and amortization
          LESS BORROWERS' consolidated "Unfunded Capital Expenditures"
       LESS BORROWERS' consolidated cash payment of income tax liabilities
                 LESS cash distributions to CD&L's stockholders

                                  -divided by--

               all consolidated interest expense PLUS the current
              maturities of consolidated long term debt as reported
                    in BORROWERS' annual financial statements
     for their fiscal year immediately preceding the applicable test period

      PLUS current maturities of Capital Lease Obligations as reported in BORROWERS' annual financial statements for its fiscal year immediately preceding the applicable test period
     LESS all payments made to the Senior Subordination Lenders for which a reserve against "loan value" had been established

                 (2) For purposes of this covenant, "Unfunded Capital Expenditures" means the BORROWERS' consolidated Capital Expenditures minus any loans and/or leases incurred in financing any such Capital Expenditures.

                 (3) For purposes of this covenant, "Capital Expenditures" and "Capitalized Lease Obligation" shall have the meaning given those terms in
Section 5.23 above.

             (c) This covenant shall be tested quarterly and annually, using a rolling 12 month basis, by reference to the BORROWERS' quarterly and annual financial statements required to be submitted under this Agreement and by using GAAP.

             (d) Although compliance with this Section will be tested quarterly and annually as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         5.25 Leverage.

             (a) (1) Effective June 30, 2002 and at all times thereafter (except for the fiscal quarters ending March 31, 2004 and June 30, 2004), the BORROWERS shall maintain the at no more than 2.0 to 1.0 the ratio of (A) their consolidated "Unsubordinated Liabilities" to (B) their consolidated and "Effective Tangible Net Worth".

                 (2) As at March 31, 2004 and as at June 30, 2004, the BORROWERS shall maintain the aforesaid ratio at no more than 2.25 to 1.0.

             (b) (1) For purposes of this covenant, "Unsubordinated Liabilities" shall include all liabilities (including without limitation trade payables) on the BORROWERS' balance sheet excluding only that debt whose payment has been subordinated to the payment of the Liabilities.

                 (2) For purposes of this covenant, "Effective Tangible Net Worth" means the BORROWERS' consolidated equity reduced by intangible assets and increased by debt whose payment has been subordinated to the payment of the Liabilities.

             (c) This covenant shall be tested quarterly and annually, by reference to BORROWERS' consolidated financial statements required to be submitted under this Agreement for each fiscal quarter and each fiscal year and by using GAAP.

             (d) Although compliance with this Section will be tested quarterly and annually as aforesaid, nothing in the foregoing shall prevent LENDER from determining that this covenant has been violated prior to LENDER's receipt of any of the aforementioned financial statements in the event LENDER obtains actual knowledge that the BORROWERS are not in compliance with this covenant.

         5.26 Rate Reduction Benchmark.

             (a) (1) LENDERS agree that the BORROWERS shall be entitled to the reduced rate of interest set forth in Section 2.6 above in the event that the BORROWERS achieve and maintain certain performance benchmarks relating to the BORROWERS' "Fixed Charge Coverage" (as defined in this Article V), such performance benchmark being referred to the "Rate Reduction Benchmark" in this Agreement.

                 (2) For purposes of determining the BORROWERS' "Fixed Charge Coverage" for purposes of the Rate Reduction Benchmark, such "Fixed Charge Coverage" shall be determined in accordance with the definition set forth in the "Fixed Charge Coverage" covenant of this Article V.

             (b) In order for the BORROWERS to meet Rate Reduction Benchmark, the BORROWERS' Fixed Charge Coverage must, as at the end of the BORROWERS' applicable fiscal quarter for the 12 months ending such fiscal quarter, be greater than 1.1 to 1.0.

             (c) The determination whether the BORROWERS have satisfied the Rate Reduction Benchmark for purposes of obtaining the interest rate reduction allowed by Section 2.6 above will be made as set forth in said Section 2.6.

             (d) The determination whether the BORROWERS remain in compliance with the Rate Reduction Benchmark for purposes of continuing the interest rate reduction allowed by Section 2.6 above will be made as set forth in Section 2.6.

         5.27 Solvency. The fair value of the business and assets of the BORROWERS on a consolidated basis (including, without limitation, contingent, unmatured and unliquidated claims arising out of all rights of indemnity, contribution, reimbursement or any similar right, or any claim of subrogation, as such claims may arise or mature, that each BORROWER may have against any other BORROWER) will be in excess of the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by this Agreement and the use of proceeds therefrom. After giving effect to the transactions contemplated by this Agreement and the use of proceeds of therefrom, BORROWERS will not be engaged in any business or transaction, or about to engage in any business or transaction, for which any such BORROWER has an unreasonably small capital (within the meaning of the Uniform Fraudulent Transact Act, as adopted in the State of New Jersey and
Section 548 of the Federal Bankruptcy Code). No BORROWER has any intent to:

             (a) hinder, delay or defraud any entity to which it is, or will become, on or after the date hereof, indebted, or

             (b) to incur debts that would be beyond its ability to pay as they mature.

                                END OF ARTICLE V

                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Each BORROWER jointly and severally covenants and agrees, that until the full and final payment of the Liabilities, unless LENDER waives compliance in writing:

         6.1 Change in Location: No BORROWER will change its principal place of business or (b) change the names currently used by it for billing or other business purposes or (c) change or add to the Collateral Locations unless in each case above (1) the applicable BORROWER shall have given LENDER 30 days written notice of such change and (2) LENDER shall have received such instruments or documents (including without limitation any additional or supplement Uniform Commercial Code financing statements) as LENDER may reasonably request so that such change will not impair or negatively affect the security interests granted to LENDER hereunder.

         6.2 Changes in Business: No BORROWER will (a) make any material change in its business or in the nature of its operation, or (b) liquidate or dissolve itself (or suffer any liquidation or dissolution) or (c) convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets or business except sales of Inventory or other Collateral in the ordinary course of business and for a fair consideration or (d) dispose of any shares of stock or any indebtedness, whether now owned or hereafter acquired or (e) discount, sell, pledge, hypothecate or otherwise dispose of Accounts Receivable.

         6.3 Liens: Except as specifically set forth on Schedule 6.3 to this Agreement or as disclosed in the Certifications as to Liens, no BORROWER will suffer to exist any Lien on any of the Collateral, it being understood and agreed that notwithstanding the foregoing or any other provision of this Agreement to the contrary, no Lien (other than the Lien of LENDER) is allowed against Accounts Receivable.

         6.4 Indebtedness: No BORROWER will create, incur, permit to exist or have outstanding any indebtedness, except:

             (a) indebtedness of any such BORROWER to LENDER under this Agreement;

             (b) indebtedness owed by CD&L to the Seller Subordinated Lenders;
or

             (c) indebtedness owed by CD&L to the Senior Subordinated Lenders;

             (d) accrued taxes, assessments and governmental charges not yet due and payable, non-interest bearing accounts payable and accrued liabilities, and non-interest bearing deferred liabilities other than for borrowed money (e.g., deferred compensation and deferred taxes), in each case incurred and continuing in the ordinary course of business; or

             (e) the indebtedness of the BORROWERS set forth on Schedule 6.4 attached hereto; and

             (f) indebtedness of any BORROWER owed to any other BORROWER and the transfers of funds among the BORROWERS so long as such debt and such transfers are incurred in the ordinary course of business.

         6.5 Guaranties:

             (a) No BORROWER will assume, endorse, be or become liable for, or guarantee, the obligations of any person or entity, except for (1) obligations owed by any BORROWER to LENDER and (2) obligations owed by any BORROWER and permitted by Section 6.4 above and (3) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business and (4) obligations of third parties which are owed to LENDER.

             (b) For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire indebtedness of any other person or entity, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of any indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the indebtedness of another person or entity, or to supply funds to or in any manner invest in another person or entity in connection with the indebtedness of such person or entity.

         6.6 Control of Ownership: Other than CD&L, no BORROWER will permit any change in its ownership interests or in the ownership interests of its stockholders from those set forth in Article IV.

         6.7 Control of Management. No BORROWER will permit anyone other than
(a) Albert W. VanNess, Jr., or William Brannan, and (b) at least one of Russell Reardon, Michael Brooks or Mark Carlesimo or a substitute or substitutes acceptable to LENDER to have active management control of such BORROWER.

         6.8 Compromise of Claims: No BORROWER will compromise, settle or adjust any uninsured claims which are part of or which affect the Collateral involving more than $100,000 in the aggregate.

         6.9 Bank Accounts: No BORROWER will establish any deposit or bank account with any financial institution other than with a LENDER's Affiliate unless such account is approved in writing by LENDER.

         6.10 Loans and Investments:

             (a) No BORROWER will make loans or advances or make or suffer to exist, any investment in any person or entity, including, without limitation, any loans to or investments in any shareholder, director, officer or employee of any BORROWER or any BORROWER's Affiliate or any of its Subsidiaries, except investments in:

                           (1) obligations issued or guaranteed by the United States of America;

                           (2) certificates of deposit, bankers acceptances and other "money market instruments issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000;

                           (3) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency; and

                           (4) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $100,000,000 relating to United States of America government obligations;

in each case maturing or being due or payable in full not more than 180 days after any such BORROWER's acquisition thereof.

             (b) Notwithstanding the foregoing provisions of subsection (a) above, each BORROWER will be allowed to invest on an ongoing basis in profit sharing or other retirement-type plans maintained by such BORROWER in accordance with the requirements of ERISA.

         6.11 Fiscal Year: No BORROWER will change its fiscal year without the prior written consent of LENDER, which consent shall not be unreasonably withheld.

         6.12 Amendment of Corporate Documents: No BORROWER will modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate, its organizational or governing documents (including any certificate of incorporation or by-laws or certificate of formation or operating agreement) in any manner which would violate this Agreement or otherwise materially and adversely affect LENDER.

         6.13 Margin Securities: No BORROWER is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the REVOLVING LOAN will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any governmental agency or body, including without limitation the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. The BORROWERS represent that the proceeds of the REVOLVING LOAN provided for herein shall be used in the following manner: to refinance existing debts, to support working capital requirements and other general corporate purposes. No proceeds of the REVOLVING LOAN or other financial accommodations provided to the BORROWERS hereunder shall be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         6.14 Transactions with Each Other and with Any Borrower's Affiliate. No transaction by any BORROWER with any other BORROWER or with any BORROWER's Affiliate or any Subsidiary of any BORROWER or any party related to any BORROWER through common management or ownership will give rise to any Eligible Receivable.


                                END OF ARTICLE VI

                                   ARTICLE VII

                                EVENTS OF DEFAULT

             Regardless of the terms of any of the other Loan Documents, the occurrence of any of the following events shall be deemed an event of default (an "Event of Default") hereunder:

         7.1 (a) CD&L shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (b) CLAYTON shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (c) CLICK shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (d) KBD shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (e) OLYMPIC shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (f) SECURITIES shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (g) SILVER STAR shall fail to pay on its due date any principal or interest due on the REVOLVING LOAN;

             (h) any BORROWER in its capacity as a co-BORROWER shall fail to pay on its due date any principal or interest due in accordance with the provisions of the REVOLVING NOTE or the REVOLVING LOAN;


                                     VII-1

             (i) any BORROWER shall fail to pay immediately after demand any Letter of Credit Obligations;

             (j) any BORROWER in its capacity as a joint and several guarantor shall fail to pay on its due date any principal or interest due in accordance with the provisions of the REVOLVING NOTE or the REVOLVING LOAN;

             (k) any BORROWER (whether in its capacity as a co-BORROWER or as a guarantor) shall fail to pay on its due date any other payment due under this Agreement or any of the other Loan Documents;

         7.2 any BORROWER shall fail on and as at the date set for the testing of compliance to comply with any financial covenant or ratio, including without limitation the financial covenants and ratios set forth in Article V or Article VI of this Agreement;

         7.3 any representation or warranty herein or in the REVOLVING NOTE or any of the other Loan Documents or in connection with any transaction contemplated hereby or thereby shall prove to have been false or misleading in any material respect when made;

         7.4 LENDER shall fail to have a legal, valid and binding first lien on any of the Collateral, except for those liens, if any, which may be set forth in the Certifications as to Liens relating to liens against Equipment (expressly excluding and not allowing, however, any liens against the BORROWERS' assets consisting of Accounts);

         7.5 (a) any consensual lien or encumbrance or any security interest, perfected or otherwise, other than the security interests specifically provided for or permitted hereunder, shall be created in the Collateral;


                                     VII-2

             (b) any non-consensual lien, including but not limited to any judgment against any BORROWER, becomes an encumbrance against the Collateral and the affected BORROWER does not remove or discharge such lien within 15 days after receipt of written notice to do so;

         7.6 any BORROWER shall admit in writing an inability to pay debts as they come due or shall file any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors;

         7.7 an involuntary petition shall be filed under any bankruptcy or insolvency statute against any BORROWER and such petition is not discharged or stayed within 60 days from the date of the filing of the petition;

         7.8 a receiver or trustee shall be appointed to take possession of the properties of any BORROWER;

         7.9 any BORROWER ceases its operations;

         7.10 (a) any default shall occur under any other loan agreement involving either the borrowing of money or the advance of credit from LENDER to which any BORROWER may be a party as borrower or guarantor;

             (b) any default shall occur under the Senior Subordinated Loan Agreement or any document related thereto;

             (c) any default shall occur under any of the Seller Subordinated Notes;

             (d) any default shall occur under any other loan agreement involving either the borrowing of money or the advance of credit to which any BORROWER may be a party as borrower or guarantor;


                                     VII-3

         7.11 any BORROWER shall materially breach, violate or default under, any term, condition, provision, representation or warranty contained in this Agreement not specifically referred to in this Article VII and the affected BORROWER does not cure such breach, violation or default within 15 days after receipt of written notice to do so;

         7.12 any breach, violation or default shall occur under any of the non-payment terms, conditions, representations, warranties or covenants contained in the REVOLVING NOTE or any of the other Loan Documents and the affected BORROWER does not cure such breach, violation or default within 15 days after receipt of written notice to do so;

         7.13 any of the Loan Documents (or any provision thereof) is claimed by any BORROWER to be invalid or unenforceable;

         7.14 any BORROWER shall fail, within 15 Business Days after request to do so, to obtain and deliver to LENDER any mortgage, financing statement, subordination agreement or any other documentation required to be signed or obtained as part of this Agreement or shall have failed, within 15 Business Days after request to do so, to take any reasonable action requested by LENDER to perfect or protect the security interests provided for herein;

         7.15 there occurs any change in the ownership interests of any BORROWER (other than CD&L) from those set forth in Article IV; 7.16 there occurs any change in the management of the BORROWERS other than as allowed in Article VI;

         7.17 (a) any BORROWER disclaims liability or seeks to terminate liability under the guaranty provisions set forth in Article II of this Agreement;


                                     VII-4

             (b) any BORROWER breaches, violates or defaults under any covenant, condition or warranty contained in the aforesaid guaranty provisions set forth in Article II of this Agreement and the affected BORROWER does not cure such breach, violation or default within 15 days after receipt of written notice to do so;

         7.18 any BORROWER obtains any loan (other than the REVOLVING LOAN) secured by Accounts Receivable; 7.19 any BORROWER obtains any loan (other than the REVOLVING LOAN) secured by Equipment other than those expressly permitted hereunder;

         7.20 if the BORROWERS are not in compliance with the Lending Formula and the BORROWERS fail to come into compliance with such Lending Formula within the earlier of the BORROWERS' knowledge that non-compliance exists or receipt of written notice from LENDER to do so; or

         7.21 there occurs any Material Adverse Effect on any BORROWER.


                               END OF ARTICLE VII



                                     VII-5

                                  ARTICLE VIII

                                    REMEDIES

         8.1 Whenever an Event of Default has occurred, LENDER may do any or all of the following at the same time or at different times:

             (a) LENDER may declare immediately due and payable the unpaid principal amount of each and all of the following, together with all accrued interest and all other lawful and proper charges thereon, all such amounts shall become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each BORROWER:

                 (1) the REVOLVING NOTE; and

                 (2) the REVOLVING LOAN.

             (b) LENDER may declare the entire principal face amount of the Letters of Credit or the amount for which LENDER may be liable thereunder and all the other Letter of Credit Obligations, together with all accrued interest and all other lawful and proper charges thereon, immediately due and payable, whereupon all such sums shall become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each BORROWER. For purposes of this Section, LENDER shall be entitled to declare immediately due all sums which LENDER is itself obligated to advance under the Letters of Credit and the other Letter of Credit Obligations, or any such sums which LENDER is obligated to advance to any issuer of any such Letter of Credit whether or not such sums have yet been advanced or funded by LENDER. Upon such declaration, all such sums shall become immediately due and payable.


                                     VIII-1

             (c) LENDER may declare the entire principal amount of any Other Loans, or the unpaid balance thereof, together with all accrued interest and all other lawful and proper charges thereon, immediately due and payable whereupon all such amounts shall become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each BORROWER.

             (d) LENDER may declare all other loans, sums and Liabilities owed to LENDER under this Agreement or any other agreement or loan between LENDER and any BORROWER, together with all accrued interest and all other lawful and proper charges thereon, to be forthwith due and payable, whereupon all such sums shall forthwith become immediately due and payable with interest thereafter at the Default Rate, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each BORROWER.

             (e) To the extent it has not already done so, LENDER may proceed with or without judicial process to take immediate possession of any Collateral (including without limitation the Pledged Property) or any part thereof not already in the possession of LENDER and wherever the same may be found. The BORROWERS agree to pay all costs and expenses of LENDER in the collection of the Liabilities and enforcement of the rights hereunder, including, without limitation, LENDER's reasonable attorney's fees. Each BORROWER agrees that upon receipt of notice of LENDER's intention to take possession of all or any part of said Collateral, each such BORROWER will do everything reasonably necessary to make same available to LENDER.

             (f) To the extent it has not already done so, LENDER may transfer any and all Collateral into its name or that of its nominee and may receive the income and any distributions thereon and hold the same as Collateral for the Liabilities, or apply the same to any defaulted one of the Liabilities.


                                     VIII-2

             (g) LENDER may assign, transfer and deliver at any time or from time to time the whole or any portion of the Collateral or any rights or interests therein in accordance with the Uniform Commercial Code, and without limiting the scope of LENDER's rights thereunder, sell such Collateral at a public or private sale, or in any other manner, at such price or prices as LENDER may deem best, and either for cash or credit, or for future delivery, at the option of LENDER, in bulk or in parcels and with or without having such Collateral at the sale or other disposition. LENDER shall have the right to be the purchaser at any public sale. Any notification of a sale or other disposition of the Collateral or of any other action by LENDER required to be given by LENDER to any BORROWER will be sufficient if given not less than ten
(10) days prior to the day on which such sale or other disposition will be made and in the manner set forth in Section 9.1; such notification shall be deemed reasonable notice. In the event of a sale of such Collateral, or any other disposition thereof, LENDER shall apply all proceeds first to all costs and expenses of disposition, including attorneys' fees, and then to the Liabilities of the BORROWERS to LENDER.

             (h) (1) LENDER may immediately, and without notice or other action, set-off and apply against the Liabilities (A) any and all deposits and all other items described in Section 3.6 hereof and/or (B) any sum owed by LENDER in any capacity to any BORROWER whether due or not. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE REVOLVING LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO THE FOREGOING, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. LENDER may do the foregoing even though some or all of the Liabilities may be unmatured and regardless of the adequacy of any other Collateral securing the Liabilities. LENDER shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto.


                                     VIII-3

                 (2) Upon the expiration of LENDER's obligations under the Letters of Credit, the BORROWERS will be entitled to a refund of those sums so set-off, less the expenses of the LENDER otherwise provided for in this Agreement, if such sums have not drawn against the Letters of Credit.

             (i) LENDER may send notice of assignment and/or notice of LENDER's security interest to any and all Account Debtors or any third party holding or otherwise concerned with any of the Collateral, and thereafter, LENDER shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral. Any and all of LENDER's reasonable collection expenses, including but not limited to stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any collection agencies or attorneys utilized, shall be charged to the BORROWERS' account and added to the Liabilities. By its execution of this Agreement, each BORROWER hereby authorizes LENDER to effect payment of such expenses pursuant to the Authorization To Charge.

             (j) Without notice to or consent from any BORROWER, LENDER may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise, upon any terms, any of the Accounts Receivable or any securities, instruments, insurance or Collateral applicable thereto and/or release the Account Debtor thereon. LENDER is authorized and empowered to accept the return of any Collateral represented by any of the Accounts Receivable, without notice to or consent by any BORROWER all without discharging or in any way affecting any BORROWER's liability hereunder. LENDER does not, by anything herein or in any assignment or otherwise, assume any obligations of any BORROWER under any Account, contract or agreement assigned to LENDER, and LENDER shall not be responsible in any way for the performance by any BORROWER of any of the terms and conditions thereof.


                                     VIII-4

             (k) LENDER may notify the Post Office authorities to change the address for delivery of mail addressed to any BORROWER to such address as LENDER may designate.

             (l) LENDER may add to the Liabilities LENDER's reasonable expenses to obtain or enforce payment of any Liabilities hereunder and the enforcement or liquidation of any debt hereunder shall include reasonable attorneys' fees, plus other legal expenses incurred by LENDER.

         8.2 LENDER is hereby further granted a license or other right to use, without charge, each BORROWER's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and each BORROWER's rights under all licenses and franchise agreements are to inure to LENDER's benefit.

         8.3 Each BORROWER shall remain jointly and severally liable for any deficiency resulting from a sale, lease, foreclosure or other disposal of the Collateral and shall pay any such deficiency forthwith on demand, together with per annum interest at the Default Rate.

         8.4 The rights of LENDER under this Article are in addition to all other remedies, statutory and otherwise, which are available to it under law or otherwise or under the terms of any of the other Loan Documents.

                                     VIII-5

                               END OF ARTICLE VIII



                                     VIII-6

                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 COMMUNICATIONS AND NOTICES:

             (a) Any communications between the parties hereto or notices provided herein to be given may be given by mailing the same, certified mail, return receipt requested, postage prepaid or by hand delivery or by an overnight delivery service, to LENDER at Third Floor, 750 Walnut Avenue, Cranford, New Jersey 07016, Attn: "Current Account Officer for CD&L, Inc." and to each BORROWER at its principal place of business as given for each BORROWER in this Agreement (IT BEING UNDERSTOOD AND AGREED, HOWEVER, THAT NOTWITHSTANDING THE FOREGOING, ANY NOTICE SENT TO CD&L SHALL BE DEEMED TO BE NOTICE SENT AND DULY GIVEN TO ALL THE BORROWERS) or to such other addresses as the affected party may in writing hereafter indicate by notice given in conformity with this Section.

             (b) Notices sent by certified mail shall be deemed received when accepted. Notices sent by hand delivery shall be deemed received when delivered to the address and/or person designated in this Section. Notices sent by overnight delivery service shall be deemed received upon delivery.

         9.2 LENDER MAY PAY, SATISFY, DISCHARGE OR BOND CERTAIN OF BORROWERS'
OBLIGATIONS: In the event that any BORROWER shall default in the performance of any of the provisions of this Agreement or in the event that any BORROWER shall fail to pay any tax, assessment, government charge or levy, except as the same are being contested in good faith by appropriate proceedings, or shall fail to discharge any lien, encumbrance or security interest prohibited hereby, or shall fail to comply with any other obligation of any BORROWER to LENDER, LENDER may but shall not be required to, pay, satisfy, discharge or bond the same for the account of each BORROWER and all moneys so paid out shall be an obligation of all BORROWERS hereunder repayable on demand, together with per annum interest at the Default Rate until paid.

         9.3 PLEDGE TO FEDERAL RESERVE: LENDER may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the REVOLVING NOTE to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release LENDER from its obligations under any of the Loan Documents.

         9.4 ASSIGNMENTS: LENDER shall have the unrestricted right, at LENDER's expense, at any time or from time to time, on prior notice to the BORROWERS but without the need for any BORROWER's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and each BORROWER agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as LENDER shall deem necessary to effect the foregoing. In addition, at the request of LENDER and any such Assignee, the applicable BORROWER shall issue one or more new promissory notes, as applicable, to any such Assignee and, if LENDER has retained any of its rights and obligations hereunder following such assignment, to LENDER, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by LENDER prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and LENDER after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by LENDER in connection with such assignment, and the payment by Assignee of the purchase price agreed to by LENDER, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of LENDER hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by LENDER pursuant to the assignment documentation between LENDER and such Assignee, and LENDER shall be released from its obligations hereunder and thereunder to a corresponding extent. Nothing in the foregoing shall increase any financial obligation of any BORROWER hereunder.

         9.5 PARTICIPATIONS: LENDER shall have the unrestricted right at any time and from time to time, and on prior notice to the BORROWERS but without the need for the consent of any BORROWER, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in LENDER's obligation to lend hereunder and/or any or all of the loans held by LENDER hereunder. In the event of any such grant by LENDER of a participating interest to a Participant, whether or not upon notice to the BORROWERS, LENDER shall remain responsible for the performance of its obligations hereunder and the BORROWERS shall continue to deal solely and directly with LENDER in connection with LENDER's rights and obligations hereunder. Nothing in the foregoing shall increase any financial obligation of any BORROWER hereunder.

         9.6 LENDER MAY FURNISH INFORMATION: LENDER may on prior notice to the BORROWERS but without the need for the consent of any BORROWER furnish any information concerning any BORROWER in its possession from time to time to prospective Assignees and Participants, provided that LENDER shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information to the same extent that LENDER is obligated to maintain such confidentiality.

         9.7 PAYMENTS IN LAWFUL MONEY OF THE UNITED STATES: All payments shall be in lawful money of the United States in immediately available funds unless otherwise provided in this Agreement.

         9.8 ANTI-USURY PROVISION: The anti-usury provisions of Article II are reiterated and incorporated herein by reference.

         9.9 SUCCESSORS AND ASSIGNS: This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no BORROWER shall assign this Agreement or any of its rights, duties or obligations hereunder without the prior written consent of LENDER.

         9.10 LENDER'S RIGHTS NOT IMPAIRED BY DELAY IN EXERCISING RIGHTS: No delay or omission to exercise any right, power or remedy accruing to LENDER upon any breach or default (whether such breach or default is now or hereafter occurring) of any BORROWER under this Agreement, the REVOLVING NOTE or any of the other Loan Documents shall (a) impair any such right, power or remedy of LENDER, (b) be construed to be a waiver of any such breach or default, or an acquiescence therein, or (c) be construed to be a waiver of or an acquiescence in any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of LENDER of any breach or default under this Agreement, the REVOLVING NOTE or any of the other Loan Documents, or any waiver on the part of LENDER of any provision or condition of this Agreement, the REVOLVING NOTE or any of the other Loan Documents must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies, either under this Agreement or note or other instrument or agreement required hereunder, or by law or otherwise afforded to LENDER, shall be cumulative and not alternative.

         9.11 LENDER'S COSTS AND EXPENSES:

             (a) The BORROWERS will pay the fees and out-of-pocket expenses incurred by LENDER in connection with (1) the preparation of this Agreement and other related documents, whether or not the transactions hereby contemplated shall be consummated, (2) the making of the REVOLVING LOAN hereunder and (3) the determination and/or enforcement of the rights of LENDER in connection with such documents or with the REVOLVING LOAN and the REVOLVING NOTE. Such out-of-pocket expenses include but are not limited to, charges for the examination of title, inspections and drawings of paper, recording and filing fees, and all reasonable attorneys' fees, including the fees and disbursements of LENDER's counsel.

             (b) Whenever LENDER determines that it is necessary for an attorney to provide advice to LENDER regarding any of LENDER's rights and remedies arising out of actions or inactions of any BORROWER under this Agreement or whenever any attorney is used to collect any obligation or to determine, preserve or enforce any right of LENDER against any BORROWER or against the Collateral under this Agreement, the REVOLVING NOTE or any of the other Loan Documents, whether by suit or other means, each BORROWER agrees to pay the reasonable attorney's fees (based on the value of time expended and the presentation of a detailed invoice therefor) and other costs and expenses incurred by LENDER. Each BORROWER also agrees to pay LENDER's attorneys a reasonable fee and costs and expenses for enforcing against third parties any other rights of LENDER pertaining hereto including LENDER's defending against any claim pertaining to the Collateral.

             (c) Unless paid by the BORROWERS within 30 days after request for payment is made of the BORROWERS, all of the expenses set forth in subsections
(a) and (b) above, shall bear interest at the same rate as the rate of interest payable on the REVOLVING LOAN unless some other Event of Default has occurred and is continuing in which case interest shall be calculated at the Default Rate, and all such amounts shall be added to any one or all of the Liabilities at LENDER's sole discretion, and shall be secured by the Collateral.

             (d) By its execution of this Agreement, each BORROWER authorizes LENDER to reimburse itself for any of its expenses associated with the above pursuant to the Authorization to Charge. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several liability of all BORROWERS under this Agreement.

         9.12 NO WAIVER OF LENDER'S RIGHT OF SET-OFF: Nothing in this Agreement shall be deemed any waiver or prohibition of LENDER's right of set-off.

         9.13 GOVERNING LAW: This Agreement, the REVOLVING NOTE and each of the other Loan Documents shall be governed by, and construed under, the laws of the State of New Jersey.

         9.14 FORUM FOR LITIGATION: Each BORROWER agrees that, in addition to any other available forum, any suit, action or proceeding against it arising under or growing out of, or relating to this Agreement or any note or other instrument or agreement required hereunder, or any other instrument executed by any BORROWER for the benefit of LENDER may be instituted in any Federal court or any State court in the States of New Jersey or in any other court having jurisdiction, and each BORROWER hereby waives any objection which it might have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding and waives any claim or defense of inconvenient forum.

         9.15 AGREEMENT MUST BE SIGNED BY LENDER: This Agreement shall not be effective unless signed by an officer of LENDER.

         9.16 ENTIRE UNDERSTANDING: This Agreement contains the entire understanding of the parties and any promises or representations not herein contained shall have no force and effect, unless in writing, duly signed by the party to be charged.

         9.17 MODIFICATIONS: Neither this Agreement nor any portion or provision hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

         9.18 CONTINUATION OF SECURITY INTERESTS: The security interests, liens, and rights granted to LENDER hereunder shall continue in full force and effect notwithstanding the fact that any BORROWER's account may, from time to time, be temporarily in a credit position.

         9.19 SURVIVAL OF REPRESENTATIONS: All representations, warranties, covenants, waivers and agreements contained herein shall survive execution hereof, unless otherwise provided.

         9.20 SEVERABILITY: If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

         9.21 ACTIONS OF LENDER: Any requirement in this Agreement that LENDER shall act reasonably or shall show materiality shall be interpreted as requiring LENDER to act in good faith using its reasonable commercial judgment.

         9.22 INCONSISTENCIES: In the event of any inconsistency between this agreement and any other documents affording LENDER rights and remedies such inconsistency shall be resolved by an interpretation which expands LENDER's rights rather than limits LENDER's rights.

         9.23 CONFIRMATORY SEARCHES: The BORROWERS understand that LENDER will order confirmatory searches after the date of this Agreement in order to verify that LENDER's UCC-1 financing statements have been filed and that LENDER has the lien priorities against the Collateral as required by this Agreement. The BORROWERS agree to pay all of LENDER's expenses, including reasonable attorneys' fees, incurred in procuring and reviewing such searches. By its execution of this Agreement, each BORROWER authorizes LENDER to reimburse itself for any of its expenses associated with the above pursuant to the Authorization to Charge. The fact that only one BORROWER's loan account may be charged on LENDER's books in no way alters or lessens the joint and several liability of all BORROWERS under this Agreement.

         9.24 LENDER NOT BORROWERS' AGENT: Nothing herein contained shall be construed to constitute LENDER as any BORROWER's agent for any purpose whatsoever and LENDER shall not be responsible or liable for (a) any acts of omission or commission of any BORROWER, (b) any error of judgment of any BORROWER, (c) any mistake of fact of any BORROWER, (d) any shortage, discrepancy, impairment, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof or (e) any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom.

         9.25 LOST LOAN DOCUMENTS: Upon receipt of an affidavit of an officer of LENDER as to the loss, theft, destruction or mutilation of the REVOLVING NOTE or any other security document which is not of public record, the BORROWERS will issue, in lieu thereof, a replacement REVOLVING NOTE or other security document in the same principal amount thereof and otherwise of like tenor. LENDER will indemnify BORROWERS in the event that such replacement REVOLVING NOTE or any other security document is issued and the REVOLVING NOTE or any other security document being replaced was not in fact lost, stolen, destroyed or mutilated but was instead transferred by LENDER to a third party making claim hereunder.

         9.26 LENDER'S USE OF NOMINEE: LENDER may transfer any and all Collateral into its name or that of its nominee and may receive the income and any distributions thereon and hold the same as Collateral for the Liabilities, or apply the same to any defaulted one of the Liabilities, whether or not a default or an Event of Default has occurred.

         9.27 JOINT AND SEVERAL LIABILITY: ALL OBLIGATIONS OF EACH BORROWER UNDER THIS AGREEMENT ARE JOINT AND SEVERAL WITH THE OBLIGATIONS OF THE OTHER BORROWERS.

         9.28 COUNTERPARTS: This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         9.29 WAIVER OF JURY TRIAL: THE BORROWERS AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AGREEMENT.



                                END OF ARTICLE IX